                                                                   EXHIBIT 10.10
                                INDEX TO LEASE


                                                                         Page
ARTICLE I.         BASIC LEASE PROVISIONS...............................   1

ARTICLE II.        PREMISES.............................................   2
  Section 2.1      Leased Premises......................................   2
  Section 2.2      Acceptance of Premises...............................   2
  Section 2.3      Building Name and Address............................   2

ARTICLE III.       TERM.................................................   2
  Section 3.1      General..............................................   2
  Section 3.2      Delay in Possession..................................   2

ARTICLE IV.        RENT AND OPERATING EXPENSES..........................   2
  Section 4.1      Basic Rent...........................................   2
  Section 4.2      Operating Expenses...................................   2
  Section 4.3      Security Deposit.....................................   3

ARTICLE V.         USES.................................................   3
  Section 5.1      Use..................................................   3
  Section 5.2      Signs................................................   4
  Section 5.3      Hazardous Materials..................................   4

ARTICLE VI.        LANDLORD SERVICES....................................   5
  Section 6.1      Utilities and Services...............................   5
  Section 6.2      Operation and Maintenance of Common Areas............   5
  Section 6.3      Use of Common Areas..................................   5
  Section 6.4      Parking..............................................   5
  Section 6.5      Changes and Additions by Landlord....................   6

ARTICLE VII.       MAINTAINING THE PREMISES.............................   6
  Section 7.1      Tenant's Maintenance and Repair......................   6
  Section 7.2      Landlord's Maintenance and Repair....................   6
  Section 7.3      Alterations..........................................   6
  Section 7.4      Mechanic's Liens.....................................   7
  Section 7.5      Entry and Inspection.................................   7

ARTICLE VIII.      TAXES AND ASSESSMENTS ON TENANT'S PROPERTY...........   7

ARTICLE IX.        ASSIGNMENT AND SUBLETTING............................   7
  Section 9.1      Rights of Parties....................................   7
  Section 9.2      Effect of Transfer...................................   8
  Section 9.3      Sublease Requirements................................   8

ARTICLE X.         INSURANCE AND INDEMNITY..............................   8
  Section 10.1     Tenant's Insurance...................................   8
  Section 10.2     Landlord's Insurance.................................   9
  Section 10.3     Tenant's Indemnity...................................   9
  Section 10.4     Landlord's Nonliability..............................   9
  Section 10.5     Waiver of Subrogation................................   9

ARTICLE XI.        DAMAGE OR DESTRUCTION................................   9
  Section 11.1     Restoration..........................................   9
  Section 11.2     Lease Governs........................................   9

ARTICLE XII        EMINENT DOMAIN.......................................  10
  Section 12.1     Total or Partial Taking..............................  10
  Section 12.2     Temporary Taking.....................................  10
  Section 12.3     Taking of Parking Area...............................  10

ARTICLE XIII.      SUBORDINATION; ESTOPPEL CERTIFICATE; FINANCIAL.......  10
  Section 13.1     Subordination........................................  10
  Section 13.2     Estoppel Certificate.................................  10
  Section 13.3     Financials...........................................  10

ARTICLE XIV.       DEFAULTS AND REMEDIES................................  11
  Section 14.1     Tenant's Defaults....................................  11
  Section 14.2     Landlord's Remedies..................................  11
  Section 14.3     Late Payments........................................  12
  Section 14.4     Right of Landlord to Perform.........................  12
  Section 14.5     Default by Landlord..................................  12
  Section 14.6     Expenses and Legal Fees..............................  12
  Section 14.7     Waiver of Jury Trial.................................  12
  Section 14.8     Satisfaction of Judgment.............................  13

ARTICLE XV.        END OF TERM..........................................  13
  Section 15.1     Holding Over.........................................  13
  Section 15.2     Merger on Termination................................  13
  Section 15.3     Surrender of Premises; Removal of Property...........  13

ARTICLE XVI.       PAYMENTS AND NOTICES.................................  13

ARTICLE XVII.      RULES AND REGULATIONS................................  13

ARTICLE XVIII.     BROKER'S COMMISSION..................................  14

ARTICLE XIX.       TRANSFER OF LANDLORD'S INTEREST......................  14

ARTICLE XX.        INTERPRETATION.......................................  14
  Section 20.1     Gender and Number....................................  14
  Section 20.2     Headings.............................................  14
  Section 20.3     Joint and Several Liability..........................  14
  Section 20.4     Successors...........................................  14
  Section 20.5     Time of Essence......................................  14
  Section 20.6     Controlling Law......................................  14
  Section 20.7     Severability.........................................  14
  Section 20.8     Waiver and Cumulative Remedies.......................  14
  Section 20.9     Inability to Perform.................................  14
  Section 20.10    Entire Agreement.....................................  14
  Section 20.11    Quiet Enjoyment......................................  15
  Section 20.12    Survival.............................................  15

ARTICLE XXI.       EXECUTION AND RECORDING..............................  15
  Section 21.1     Counterparts.........................................  15
  Section 21.2     Corporate and Partnership Authority..................  15
  Section 21.3     Execution of Lease; No Option or Offer...............  15
  Section 21.4     Recording............................................  15
  Section 21.5     Amendments...........................................  15
  Section 21.6     Executed Copy........................................  15
  Section 21.7     Exhibits; References.................................  15

ARTICLE XXII.      MISCELLANEOUS........................................  15
  Section 22.1     Nondisclosure of Lease Term..........................  15
  Section 22.2     Guaranty.............................................  15
  Section 22.3     Changes Requested by Lender..........................  15
  Section 22.4     Mortgagee Protection.................................  15
  Section 22.5     Covenants and Conditions.............................  15
  Section 22.6     Disclosure Statement.................................  15
  Section 22.7     Security Measures....................................  16

EXHIBITS
  Exhibit A        Floor Plan of the Premises
  Exhibit B        Environmental Questionnaire
  Exhibit C        Disclosure Statement
  Exhibit D        Tenant's Insurance
  Exhibit E        Rules and Regulations
  Exhibit X        Work Letter

                 THE IRVINE COMPANY - INDUSTRIAL LEASE PROPOSAL
                 ----------------------------------------------
                                REVISED 6/29/93

NEW LEASE  (X) RENEWAL ( ) AMENDMENT ( )    OTHER:______________  DATE: 6/11/93
                                                                        -------
PRODUCT TYPE: MULTI ( )  TWO STORY ( )  WAREHOUSE ( ) MID-TECH (X) FLEX-TECH ( )

TENANT INFORMATION
------------------
NAME: Lantronix, Inc.              DBA: _____________________________
      --------------------------
ENTITY:  Corporation (X)  Gen. Partnership ( )  Ltd. Partnership Individual ( )
STATE OF FORMATION: California                 STANDING VERIFIED: YES (X) NO (X)
                   -----------------------
PREMISES
--------
PROJECT: Koll Bldg. 11                USE: Office, Warehouse, Distribution
         ----------------------------      ---------------------------------
ADDRESS: 15355 Barranca               SUITE: 102       BLDG OPTIONS CHECKED: ( )
         ----------------------------        ----------
RENTABLE SQ FT: 27,554                LANDLORD: Irvine Tech Part II
                ---------------------           -------------------------------

GENERAL TERMS
-------------
COMMENCEMENT DATE: August 1, 1993  [ESTIMATED: ( )/FIXED: (X)]   TERM (Mos.): 60
                   --------------                                             --

SECURITY DEPOSIT: $10,507.50   FREE RENT (Mos.): none     EST. CAMs ____________
                   ----------                    --------
VEHICLE PARKING SPACES: 113    TENANT'S LIABILITY INSURANCE: ___________________
                       -------
RENT STRUCTURE
--------------
COUPON RATE:  $ .38         NET EFFECTIVE RATE: $  .525      GUIDELINE:  $  .75
              --------------                    -------------            ------

   TERM         RENT PSF      MONTHLY          TERM            RENT PSF      MONTHLY
   ----         --------      -------          ----            --------      -------
MONTH 1-15      $  .3813      $10,507.50    MONTH  37 - 48     $ .5873      $ 16,181.55
----------       -------       ---------    --------------       -----       ----------
MONTH 16-27     $  .5263      $14,500.35    MONTH  49 - 60     $ .6254      $ 17,232.30
-----------      -------       ---------    --------------       -----        ---------
MONTH 28-36     $  .5491      $15,130.80    MONTH ________     $ _____      $ _________
-----------      -------      ----------

TENANT IMPROVEMENTS    First Generation Space:  YES   ( )    NO  (X)
-------------------

Check and complete ONLY ONE of the following:
--------------------------------------------
[_] WORK LETTER:   Estimated Space Plan Approval Date: __________
    T.I. ALLOWANCE: $ ________/SF    Total Cost: $ _____________
    ( ) Above Standard TI's amortized into rent. Total: $ ________ @ _________ % over __ years
        Amortized amount $ ___________ per mo.  $ ___________ p.s.f./mo.

[X] TURNKEY:
    Space Plan Dated:    6-15-93           Prepared By: Gensler & Associates
                         ------------------             ------------------------
    Cost Estimate Dated: __________________Prepared By: Koll Construction
                                                        ------------------------

    TIC Cost Not to Exceed $ _____  PSF $ ____ [Insert Cap In Lease: Yes ( )
    No(X)]

[_] LIMITED REFURBISHMENT: (eg:       )
    Description of Work: _______________________________________________________
    TIC Cost Not to Exceed $ _______  PSF $ ________  [Insert Cap In Lease:
    Yes( )   No(X)]

[_] AS-IS                         Jeff Reese/
COMMISSION Procuring Broker: Mark Zuvich Co: CB Commercial Commission:     $ 41,502.50
----------                   -----------     -------------                 -----------

COMMISSION SCHEDULE                          Management Co. Override:      $ 20,751.25
-------------------                                                        -----------

Year       Base Rent           Rate        Commission Due
----       -----------         ----        --------------
 1         $ 126,090.00         7%         $   8,826.30        NOTE: DO NOT CALCULATE
----         -------------     ------        ---------------   ----
 2         $ 162,025.67         6%         $   9,721.53        A COMMISSION ON FREE
----         -------------     ------        ---------------   RENT PERIOD OR OTHER
 3         $ 179,678.25         5%         $   8,983.91        CONCESSIONS UNLESS
----         -------------     ------        ---------------   NEGOTIATED OTHERWISE.
 4         $ 194,178.60         4%         $   7,767.14
----         -------------     ------        ---------------
 5         $ 206,787.60         3%         $   6,203.62
----         -------------     ------        ---------------
TOTAL:     $ 868,760.10         TOTAL:     $  41,502.50
             -------------                   ---------------


SPECIAL PROVISIONS  (Signs, parking, expansion/extension rights, etc.)
------------------
*TT will pay 1st mths. rent + security deposit upon signing of Master Lease.
*LL will provide Turnkey buildout per the attached
*TT is responsible for all normal operating expenses not to exceed $3,677.62 per month excluding Trash Removal, HVAC maintenance and exterior common area electricity which shall be TT's responsibility. TT not responsible for any controllable operating expenses which exceed seven percent (7%) per annum.
*6 mths. prior written notice one (1) option to extend for 36 mths. at 95% FMV but not to exceed $17,862.75 per mth., NNN.
*Right of First Refusal to lease adjacent space.
*TT shall have the right to sublease or assign w/ LL's consent.
*TT at TT's sole expense allowed to install building top signage upon approval from the Irving Co. and The City of Irvine.
*LL approves a separate bldg. address contingent upon The City of Irvine approval.
*TT - 5 reserved parking spaces.

/s/Michael E. Smith                                  /s/Michael E. Smith
___________________       __________________         ___________________
/s/ Michael E. Smith      Mike Palladino             Michael E. Smith

================================================================================
IRVINE OFFICE & INDUSTRIAL COMPANY APPROVAL
-------------------------------------------

________________  ______   ___________________  ______    ___________   _______
V.P., Operations  Date     Finance/Controller   Date      V.P. Legal    Date

================================================================================

READY FOR TIC EXECUTION
-----------------------
                                  __________________          _______
                                  Legal Approval              Date

                              ARTICLE II. PREMISES
                              --------------------

          SECTION 2.1 Lease Premises. (Continued)
                      --------------

          (b) Subordinate Right of First Offer. Provided Tenant is not then in
              --------------------------------
default hereunder, and further provided that the third party tenant (the "Existing Tenant") presently holding a right of first refusal for the First Right Space (as hereinafter defined) elects not to exercise its right, Tenant shall have the continuing right ("First Right") to lease, approximately 23,622 rentable square feet of space contiguous to the Premises and shown on Exhibit A hereto ("First Right Space") in accordance with and subject to the provisions of this Section 2.1(b). At such time as Landlord determines that the First Right Space, or any portion thereof, is available for lease, Landlord shall give Tenant written notice of the basic economic terms including but not limited to the Basic Rent, term, and tenant improvement allowance (collectively, the "Economic Terms"), upon which Landlord is willing to lease such particular First Right Space to Tenant or to a third party. Within five (5) business days after receipt of such notice, Tenant must give Landlord written notice pursuant to which Tenant shall elect to (i) lease all, but not less than all, of such First Right Space specified in Landlord's notice upon such Economic Terms and the same non-Economic Terms as set forth in this Lease; (ii) refuse to lease such First Right Space, specifying that such refusal is not based upon the Economic Terms, but upon Tenant's lack of need for such First Right Space, in which event Landlord may lease such First Right Space upon any terms it deems appropriate; or (iii) refuse to lease such First Right Space, specifying that such refusal is based upon said Economic Terms, in which event Tenant shall also specify revised Economic Terms upon which Tenant shall be willing to lease such First Right Space. In the event that Tenant does not so respond in writing to Landlord's notice within said period, Tenant shall be deemed to have elected clause (ii) above. In the event Tenant gives Landlord notice pursuant to clause (iii) above, Landlord may elect to either (x) lease such First Right Space to Tenant upon such revised Economic Terms and the same other non-Economic Terms as set forth in this lease, or (y) lease such First Right Space to any third party upon Economic Terms which are not materially more favorable to such party than those Economic Terms proposed by Tenant. In the event that Landlord shall not enter into a lease for such First Right Space, or a portion thereof, with a third party within one hundred eighty (180) days following Landlord's notice described above, then prior to leasing the First Right Space to any third party other than the Existing Tenant Landlord shall repeat the procedures set forth in this
Section 2.1(b). In the event that Landlord leases the First Right Space, or any portion thereof, to a third party in accordance with the provisions of this
Section 2.1(b), and during the initial sixty (60) month Term of this Lease the First Right Space, or any portion thereof, shall again become available for releasing, then prior to Landlord entering into any such new lease with a third party other than the Existing Tenant for the First Right Space, Landlord shall repeat the procedures specified above in this Section 2.1(b). Notwithstanding the foregoing, it is understood that Tenant's First Right shall further be subject to any extension or expansion rights granted by Landlord to any third party tenant now or hereafter occupying the First Right Space or any portion thereof, and in no event shall any such First Right Space be deemed available for leasing until the existing tenant thereof shall have vacated the First Right Space. Tenant's rights under this Section 2.1(b) shall belong solely to Lantronix, a California corporation and may not be assigned or transferred by it. Any attempted assignment or transfer shall be void and of no force or effect.

          (c) Building Address. Subject to the approval of the City of Irvine,
              ----------------
Landlord agrees that Tenant may utilize a separate building address for the Premises leased hereunder. Landlord further agrees to use reasonable efforts to cooperate with Tenant in effecting such a change in the address.


                               RIDER PAGE 2 - A

                               ARTICLE III. TERM
                               -----------------

          SECTION 3.1 General. (Continued)
                      -------

          (b) Right to Extend this Lease. Provided that Tenant is not in default
              --------------------------
under any provision of this Lease, either at the time of exercise of the extension right granted herein or at the time of the commencement of such extension, and provided further that Tenant is occupying the entire Premises and has not assigned or sublet any of its interest in this Lease, Tenant may extend the Term of this Lease for one (1) period of thirty-six (36) months. Tenant shall exercise its right to extend the Term by and only by (i) delivering to Landlord, not less than six (6) months or more than nine (9) months prior to the expiration date of the Term, Tenant's written notice of its commitment to extend (the "Commitment Notice"); and (ii) returning to Landlord, within fifteen (15) days after receipt, an executed amendment to this Lease (to be prepared by Landlord upon receipt of the Commitment Notice) setting forth the Basic Rent and other charges payable during the extension term. The Basic Rent payable under the Lease during the extension of the Term shall be at ninety-five percent (95%) of the rate Landlord is then receiving for leases of comparable and similarly improved space in the vicinity of Project on the date of the Commitment Notice, as reasonably determined by Landlord. In no event shall the Basic Rent payable at the commencement of any extension period be less than the Basic Rent payable during the month immediately preceding the commencement of such extension period. If Tenant fails to timely comply with any of the provisions of this paragraph, Tenant's right to extend the Term shall be extinguished and the Lease shall automatically terminate as of the expiration date of the Term, without any extension and without any liability to Landlord. Any attempt to assign or transfer any right or interest created by this paragraph shall be void from its inception. Tenant shall have no other right to extend the Term beyond the single thirty-six (36) month extension created by this paragraph. Unless agreed to in a writing signed by Landlord and Tenant, any extension of the Term, whether created by an amendment to this Lease or by a holdover of the Premises by Tenant, or otherwise, shall be deemed a part of, and not in addition to, any duly exercised extension period permitted by this paragraph.

                               RIDER PAGE 2 - A

                               INDUSTRIAL LEASE

  THIS LEASE is made as of the 28th day of June, 1993, by and between Irvine
                               ----        ----    --
Technology Partners III, a California general partnership, hereafter called "Landlord," and Lantronix, a California corporation, hereinafter
                -----------------------------------
called "Tenant."

                     ARTICLE 1.  BASIC LEASE PROVISIONS

     Each reference in this Lease to the "Basic Lease Provisions" shall mean and refer to the following collective terms, the application of which shall be governed by the provisions in the remaining Articles of this Lease.

1.   Tenant's Trade Name:  N/A
                           ----------------------------------------------------

2.   Premises: Suite No.  102   (the Premises are more particularly described
                          ------
     in Section 2.1).

     Address of Building:  15355 Barranca Parkway, Irvine, CA 92718
                         ------------------------------------------------------

     Project Description (if applicable): Irvine/Koll Building 11
                                          -------------------------------------
3.   Use of Premises:  General office, warehouse, distribution and light
                       --------------------------------------------------------
     assembly.
     ---------

4.   Estimated Commencement Date: August 1, 1993
                                  ---------------------------------------------

5.   Lease Term: Sixty (60) months, plus such additional days as may be required
                 ----------
     to cause this Lease to terminate on the final day of the calendar month.

6.   Basic Rent:  Ten Thousand Five Hundred Eight   Dollars ($10,508.00  ) per
                  ----------------------------------          -----------
     month,

     Basic Rent is subject to adjustment as follows:

     Commencing on the first day of the sixteenth month of the Lease Term the Basic Rent shall be Fourteen Thousand Five Hundred Dollars ($14,500.00) per month.

     Commencing on the first day of the twenty-eighth month of the Lease Term the Basic Rent shall be Fifteen Thousand One Hundred Thirty-One Dollars ($15,131.00) per month.

     Commencing on the first day of the thirty-seventh month of the Lease Term the Basic Rent shall be Sixteen Thousand One Hundred Eighty-Two Dollars ($16,182.00) per month.

     Commencing on the first day of the forty-ninth month of the Lease Term the Basic Rent shall be Seventeen Thousand Two Hundred Thirty-Two Dollars ($17,232.00) per month.


7.     Guarantor(s):  N/ A
                      --------------------------------------------------------

8.     Floor Area of Premises: approximately  27,554  rentable square feet
                                             --------

9.     Security Deposit: $10,508.00
                          -----------------------------------------------------

10.    Broker(s):  CB Commercial
                   ------------------------------------------------------------

11.    Plan Approval Date: N/A
                           ----------------------------------------------------

12.    Address for Payments and Notices:

            LANDLORD                            TENANT

       The Irvine Company                      Lantronix
       c/o Koll Management Services            15355 Barranca Parkway, Suite 102
       16 Technology Drive                     lrvine, CA 92718
       Suite 100
       Irvine, CA 92718
       Attn: Property Manager

       with a copy of notices to:

       IRVINE OFFICE & INDUSTRIAL COMPANY
       P.O. BOX 1
       Newport Beach, CA 92658-8904
       Attn: Vice President, Industrial Operations

13.    Tenant's Liability Insurance Limit: $ 1,000,000.00
                                            -----------------------------------
14.    Vehicle Parking Spaces: One Hundred Thirteen        (113)
                             --------------------------------------------------

                             ARTICLE II.  PREMISES

     SECTION 2.1. (a) LEASED PREMISES. Landlord leases to Tenant and Tenant rents from Landlord the premises shown in Exhibit A (the "Premises"), containing
                                          ---------
approximately the floor area set forth in Item 8 of the Basic Lease Provisions and known by the suite number identified in Item 2 of the Basic Lease Provisions. The Premises are located in the building identified in Item 2 of the Basic Lease Provisions (which together with the underlying real property, is called the "Building"), and is a portion of the project described in Item 2 (the "Project"). If, upon completion of the space plans for the Premises, Landlord's architect or space planner determines that the rentable square footage of the Premises differs from that set forth in the Basic Lease Provisions, then Landlord shall so notify Tenant and the Basic Rent (as shown in Item 6 of the Basic Lease Provisions) shall be promptly adjusted in proportion to the change in square footage. Within five (5) days following Landlord's request, the parties shall memorialize the adjustments by executing an amendment to this Lease prepared by Landlord, provided that the failure or refusal by either party to execute the amendment shall not affect its validity. See Rider Page 2-A.

     SECTION 2.2. ACCEPTANCE OF PREMISES. Tenant acknowledges that neither Landlord nor any representative of Landlord has made any representation or warranty with respect to the Premises or the Building or the suitability or fitness of either for any purpose, except as set forth in this Lease. The taking of possession or use of the Premises by Tenant for any purpose other than construction shall conclusively establish that the Premises and the Building were in satisfactory condition and in conformity with the provisions of this Lease in all respects, except for those matters which Tenant shall have brought to Landlord's attention on a written punch list. The list shall be limited to any items required to be accomplished by Landlord under the Work Letter (if any) attached as Exhibit X, and shall be delivered to Landlord within thirty (30)
            ---------
days after the term ("Term") of this Lease commences as provided in Article I below. If there is no Work Letter, or if no items are required of Landlord under the Work Letter, by taking possession of the Premises Tenant accepts the improvements in their existing condition, and waives any right or claim against Landlord arising out of the condition of the Premises. Nothing contained in this Section shall affect the commencement of the Term or the obligation of Tenant to pay rent. Landlord shall diligently complete all punch list items of which it is notified as provided above.

     SECTION 2.3. BUILDING NAME AND ADDRESS. Tenant shall not utilize any name selected by Landlord from time to time for the Building and/or the Project as any part of Tenant's corporate or trade name. Landlord shall have the right to change the name, number or designation of the Building or Project without Liability to Tenant.

                               ARTICLE III.  TERM

     SECTION 3.1. (a) GENERAL. The Term shall be for the period shown in Item 5 of the Basic Lease Provisions. Subject to the provisions of Section 3.2 below, the Term shall commence ("Commencement Date") on the earlier of (a) if this Lease provides for the construction of Tenant Improvements by Landlord, then the date upon which all relevant governmental authorities have approved the Tenant Improvements in accordance with applicable building codes, as evidenced by written approval thereof in accordance with the building permits issued for the Tenant Improvements, or (b) the date Tenant acquires possession or commences use of the Premises for any purpose other than construction. Within ten (10) days after possession of the Premises is tendered to Tenant, the parties shall memorialize on a form provided by Landlord the actual Commencement Date and the expiration date ("Expiration Date") of this Lease. Tenant's failure to execute that form shall not affect the validity of Landlord's determination of those dates. See Rider Page 2-A.

     SECTION 3.2. DELAY IN POSSESSION. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant on or before the Estimated Commencement Date, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any resulting loss or damage. However, Tenant shall not be liable for any rent and the Commencement Date shall not occur until Landlord delivers possession of the Premises and the Premises are in fact available for Tenant's occupancy with any Tenant Improvements have been approved as per Section 3.1(a) above, except that if Landlord's failure to so deliver possession on the Estimated Commencement Date is attributable to any action or inaction by Tenant (including without limitation any Tenant Delay described in the Work Letter, if any, attached to this Lease), then the Commencement Date shall not be advanced to the date on which possession of the Premises is tendered to Tenant, and Landlord shall be entitled to full performance by Tenant (including the payment of rent) from the date Landlord would have been able to deliver the Premises to Tenant but for Tenant's delay(s).

                    ARTICLE IV.  RENT AND OPERATING EXPENSES

     SECTION 4.1 BASIC RENT. From and after the Commencement Date, Tenant shall pay to Landlord without deduction or offset a Basic Rent for the Premises in the total amount shown (including subsequent adjustments, if any) In item 6 of the Basic Lease Provisions. Any rental adjustment shown in Item 6 shall be deemed to occur on the specified monthly anniversary of the Commencement Date, whether or not that date occurs at the end of a calendar month. The rent shall be due and payable in advance commencing on the Commencement Date (as prorated for any partial month) and continuing thereafter on the first day of each successive calendar month of the Term. "No demand, notice or invoice shall be required. An installment of rent in the amount of one (1) full month's Basic Rent at the initial rate specified in Item 6 of the Basic Lease Provisions shall be delivered to Landlord concurrently with Tenant's execution of this Lease and shall be applied against the Basic Rent first due hereunder.

     SECTION 4.2.  OPERATING EXPENSES.

     (a) Tenant shall reimburse Landlord, as additional rent, for Tenant's proportionate shares of "Building Costs" and "Property Taxes," as those terms are defined below, incurred by Landlord in the operation of the Building and Project. For convenience of reference, Property Taxes and Building Costs shall be referred to collectively as "Operating Expenses." Tenant's proportionate share of Operating Expenses shall equal the product of the rentable floor area of the Premises multiplied by Operating Expenses per rentable square foot. Tenant acknowledges Landlord's rights to make changes or additions to the Building and/or Project from time to time pursuant to Section 6.5 below, in which event Tenant's proportionate share of Operating Expenses may be adjusted.

     (b) Commencing prior to the start of each "Expense Recovery Period" (as defined below), Landlord shall give Tenant a written estimate of the amount of Tenant's proportionate share of Operating

Expenses for the Expense Recovery Period. Tenant shall pay the estimated amounts to Landlord in equal monthly installments, in advance, with Basic Rent. If Landlord has not furnished its written estimate for any Expense Recovery Period by the time set forth above, Tenant shall continue to pay cost reimbursements at the rates established for the prior Expense Recovery Period, if any; provided that when the new estimate is delivered to Tenant, Tenant shall, at the next monthly payment date, pay any accrued cost reimbursements based upon the new estimate. For purposes hereof, "Expense Recovery Period" shall mean every twelve month period during the Term (or portion thereof for the first and last lease years) commencing July 1 and ending June 30.

     (c) Within one hundred twenty (120) days after the end of each Expense Recovery Period, Landlord shall furnish to Tenant a statement showing in reasonable detail the actual or prorated Property Taxes and Building Costs incurred by Landlord during the period, and the parties shall within thirty (30) days thereafter make any payment or allowance necessary to adjust Tenant's estimated payments, if any, to Tenant's actual proportionate shares as shown by the annual statement. Any delay or failure by Landlord in delivering any statement hereunder shall not constitute a waiver of Landlord's right to require Tenant to pay Tenant's proportionate share of Operating Expenses pursuant hereto. Any amount due Tenant shall be credited against installments next coming due under this Section 4.2, and any deficiency shall be paid by Tenant together with the next installment. If Tenant has not made estimated payments during the Expense Recovery Period, any amount owing by Tenant pursuant to subsection (a) above shall be paid to Landlord in accordance with Article XVI. Should Tenant fail to object in writing to Landlord's determination of actual Operating Expenses within sixty (60) days following delivery of Landlord's expense statement, Landlord's determination of actual Operating Expenses for the applicable Expense Recovery Period shall be conclusive and binding on the parties and any future claims to the contrary shall be barred.

     (d) Even though the Lease has terminated and the Tenant has vacated the Premises, when the final determination is made of Tenant's share of Property Taxes and Building Costs for the Expense Recovery Period in which the Lease terminates, Tenant shall upon notice pay the entire increase due over the estimated expenses paid. Conversely, any overpayment made in the event expenses decrease shall be rebated by Landlord to Tenant.

     (e) The term "Building Costs" shall include all expenses of operation and maintenance of the Building and the Project, together with all appurtenant Common Areas (as defined in Section 6.2), and shall include the following charges by way of illustration but not limitation: water and sewer charges; insurance premiums or reasonable premium equivalents should Landlord elect to self-insure any risk that Landlord is authorized to insure hereunder; license, permit, and inspection fees; heat; light; power; janitorial services to any Interior Common Areas; air conditioning; amortization of capital investments reasonably intended to produce a reduction in operating charges or energy conservation; supplies; materials; equipment; tools; the cost of any environmental, insurance, tax or other consultant utilized by Landlord in connection with the Building and/or Project; [establishment of reasonable reserves for replacements and/or repair of Common Area improvements]; equipment and supplies; costs (including without limitation amortization of capital investments) incurred in connection with compliance with any laws or changes in laws necessary to bring the Building and/or Project into compliance with applicable laws and building codes enacted subsequent to the completion of construction of the Building; labor; reasonably allocated wages and salaries, fringe benefits, and payroll taxes for administrative and other personnel directly applicable to the Building and/or Project, including both Landlord's personnel and outside personnel; any expense incurred pursuant to Sections 6.1, 6.2, 6.4, 7.2, and 10.2; and a reasonable overhead/management fee. It is understood that Building Costs shall include competitive charges for direct services provided by any subsidiary or division of Landlord. A copy of Landlord's unaudited statement of expenses shall be made available to Tenant upon request.

     (f)  The term "Property Taxes" as used herein shall include the following:
(i) all real estate taxes or personal property taxes, as such property taxes may be reassessed from time to time; and (ii) other taxes, charges and assessments which are levied with respect to this Lease or to the Building and/or the Project, and any improvements, fixtures and equipment and other property of Landlord located in the Building and/or the Project, except that general net income and franchise taxes imposed against Landlord shall be excluded; and (iii) any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes, other than taxes covered by Article VIII; and (iv) costs and expenses incurred in contesting the amount or validity of any Property Tax by appropriate proceedings.

     (g)  See Rider Page 3-A.

     SECTION 4.3. SECURITY DEPOSIT. Concurrently with Tenant's delivery of this Lease, Tenant shall deposit with Landlord the sum, if any, stated in Item 9 of the Basic Lease Provisions, to be held by Landlord as security for the full and faithful performance of Tenant's obligations under this Lease (the "Security Deposit"). Upon any default by Tenant, including specifically Tenant's failure to pay rent or to abide by its obligations under Sections 7.1 and 15.3 below, whether or not Landlord is informed of or has knowledge of the default, the Security Deposit shall be deemed to be automatically and immediately applied, without waiver of any rights Landlord may have under this Lease or at law or in equity as a result of the default, as full or partial compensation for that default. If any portion of the Security Deposit is so applied, Tenant shall within five (5) days after written demand by Landlord deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on the Security Deposit. If Tenant fully performs its obligations under this Lease, the Security Deposit or any balance thereof shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest in this Lease) after the expiration of the Term, provided that Landlord may retain the Security Deposit until such time as all amounts due from Tenant in accordance with this Lease have been determined and paid in full.

                            ARTICLE V. USES

     SECTION 5.1. USE. Tenant shall use the Premises only for the purposes stated in Item 3 of the Basic Lease Provisions. The parties agree that any contrary use shall, be deemed to cause material and irreparable harm to Landlord and shall entitle Landlord to injunctive relief in addition to any other available remedy. Tenant, at its expense, shall procure, maintain and make available for Landlord's inspection throughout the Term, all governmental approvals, licenses and permits required for the proper and lawful conduct of Tenant's permitted use of the Premises. Tenant shall not do or permit anything to be done in or about the Premises which will in any way interfere with the rights of other occupants of the Building or the Project, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant permit any nuisance or commit any waste in the Premises or the Project. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any insurance policy(ies) covering the Building, the Project and/or their contents, and shall comply with all applicable insurance underwriters rules and the requirements of the Pacific Fire Rating Bureau or any other organization

                    ARTICLE IV, RENT AND OPERATING EXPENSES
                    ---------------------------------------

     SECTION 4.2 Operating Expenses. (Continued)
                 ------------------

     (g) Notwithstanding any contrary provision hereinabove, Landlord hereby agrees that Tenant's proportionate share of Operating Expenses, exclusive of costs for trash removal, HVAC maintenance, and exterior common area electricity, shall not exceed Three Thousand Six Hundred Seventy-Seven Dollars and Ninety-Two Cents ($3,677.92) per month during the initial Expense Recovery Period expiring June 30, 1994. Landlord further agrees that Tenant's proportionate share of Operating Expenses shall not increase by more than seven percent (7%) per annum, on a compound and cumulative basis, over the actual total Operating Expenses incurred by Landlord during the aforesaid Expense Recovery Period; provided, however, that the foregoing limitation shall exclude increases in property taxes, insurance and/or, utilities to the extent in excess of seven percent (7%) over the prior Expense Recovery Period.

performing a similar function. Tenant shall comply at its expense with all present and future laws, ordinances, restrictions, regulations, orders, rules and requirements of all governmental authorities that pertain to Tenant as a result of its use of the Premises, including without limitation all federal and state occupational health and safety requirements, whether or not Tenant's compliance will necessitate expenditures or interfere with its use and enjoyment of the Premises. Tenant shall comply at its expense with all present and future covenants, conditions, easements or restrictions now or hereafter affecting or encumbering the Building and/or Project, and any amendments or modifications thereto, including without limitation the payment by Tenant of any periodic or special dues or assessments charged against the Premises or Tenant which may be allocated to the Premises or Tenant in accordance with the provisions thereof. Tenant shall promptly upon demand reimburse Landlord for any additional insurance premium charged by reason of Tenant's failure to comply with the provisions of this Section, and shall indemnify Landlord from any liability and/or expense resulting from Tenant's noncompliance.

     SECTION 5.2 (a) SIGNS. Tenant shall be afforded signage rights in connection with this Lease pursuant to the provisions of Landlord's signage program for the Project as approved by the City of Irvine ("Sign Criteria"). Tenant shall not place or erect any other signs, displays or other advertising materials that are visible from the exterior of the Building. The size, design, color and other physical aspects of permitted signs shall be subject to Landlord's written approval prior to installation and shall be consistent with the Sign Criteria. Tenant shall be responsible for the cost of all signs and graphics, including the installation, maintenance and removal thereof. If Tenant fails to maintain its signs, or if Tenant fails to remove same upon termination of this Lease and repair any damage caused by such removal, Landlord may do so at Tenant's expense. See Rider Page 4-A.

     SECTION 5.3     HAZARDOUS MATERIALS.

          (a) For purposes of this Lease, the term "Hazardous Materials" includes (i) any "hazardous materials" as defined in Section 25501(k) of the California Health and Safety Code, (ii) any other substance or matter which results in liability to any person or entity from exposure to such substance or matter under any statutory or common law theory, and (iii) any substance or matter which is in excess of permitted levels set forth in any federal, California or local law or regulation pertaining to any hazardous or toxic substance, material or waste.

          (b) Tenant shall not cause or permit any Hazardous Materials to be brought upon, stored, used, generated, released or disposed of on, under, from or about the Premises (including without limitation the soil and groundwater thereunder) without the prior written consent of Landlord. Landlord may, in its sole discretion, place such conditions as Landlord deems appropriate with respect to any such Hazardous Materials, and may further require that Tenant demonstrate that any such Hazardous Materials are necessary or useful to Tenant's business and will be generated, stored, used and disposed of in a manner that complies with all applicable laws and regulations pertaining thereto and with good business practices. Tenant understands that Landlord may utilize an environmental consultant to assist in determining conditions of approval in connection with the presence, storage, generation or use of Hazardous Materials by Tenant on or about the Premises, and Tenant agrees that any costs incurred by Landlord in connection therewith shall be reimbursed by Tenant to Landlord as additional rent hereunder upon demand.

          (c) Prior to the execution of this Lease, Tenant shall complete, execute and deliver to Landlord an Environmental Questionnaire and Disclosure Statement (the "Environmental Questionnaire") in the form of Exhibit B attached
                                                             ---------
hereto. The completed Environmental Questionnaire shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to rely fully on the information contained therein. On each anniversary of the Commencement Date until the expiration or sooner termination of this Lease, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials which were stored, generated, used or disposed of on, under or about the Premises for the twelve-month period prior thereto, and which tenant desires to store, generate, use or dispose of on, under or about the Premises for the succeeding twelve-month period. In addition, to the extent Tenant is permitted to utilize Hazardous Materials upon the Premises, Tenant shall promptly provide Landlord with complete and legible copies of all the following environmental documents relating thereto: reports filed pursuant to any self-reporting requirements; permit applications, permits, monitoring reports, workplace exposure and community exposure warnings or notices and all other reports, disclosures, plans or documents (even those which may be characterized as confidential) relating to water discharges, air pollution, waste generation or disposal, and underground storage tanks for Hazardous Materials; orders, reports, notices, listings and correspondence (even those which may be considered confidential) of or concerning the release, investigation of, compliance, cleanup, remedial and corrective actions, and abatement of Hazardous Materials; and all complaints, pleadings and other legal documents filed by or against Tenant related to Tenant's use, handling, storage or disposal of Hazardous Materials.

          (d) Landlord and its agents shall have the right, but not the obligation, to inspect, sample and/or monitor the Premises and/or the soil or groundwater thereunder at any time to determine whether Tenant is complying with the terms of this Section 5.3, and in connection therewith Tenant shall provide Landlord with full access to all relevant facilities, records and personnel. If Tenant is not in compliance with any of the provisions of this Section 5.3, or in the event of a release of any Hazardous Material on, under or about the Premises, Landlord and its agents shall have the right, but not the obligation, without limitation upon any of Landlord's other rights and remedies under this Lease, to immediately enter upon the Premises without notice and to discharge Tenant's obligations under this Section 5.3 at Tenant's expense, including without limitation the taking of emergency or long-term remedial action. Landlord and its agents shall endeavor to minimize interference with Tenant's business in connection therewith, but shall not be liable for any such interference. In addition, Landlord, at Tenant's expense, shall have the right, but not the obligation, to join and participate in any legal proceedings or actions initiated in connection with any claims arising out of the storage, generation, use or disposal by Tenant or its agents of Hazardous Materials on, under, from or about the Premises.

          (e) If the presence of any Hazardous Materials on, under, from or about the Premises or the Project caused by Tenant or its contractors, employees or subtenants results in (i) injury to any person, (ii) injury to or any contamination of the Premises or the Project, or (iii) injury to or contamination of any real or personal property wherever situated, Tenant, at its expense, shall promptly take all actions necessary to return the Premises and the Project to the condition existing prior to the introduction of such Hazardous Materials and to remedy or repair any such injury or contamination, including without limitation, any cleanup, remediation, removal, disposal, neutralization or other treatment of any such Hazardous Materials. Notwithstanding the foregoing, Tenant shall not, without Landlord's prior written consent, take any remedial action in response to the presence of any Hazardous Materials on, under or about the Premises or enter into any similar agreement, consent, decree or other compromise with any governmental

                                ARTICLE V.  USES
                                ----------------

     SECTION 5.2.  SIGNS. (Continued)
                   -----

     (b) Tenant shall have the right to install building top signage on the exterior of the Building, which signage shall consist only of the name "Lantronix". The type, location and design of such signage shall be subject to the prior written approval of Landlord and the City of Irvine. Fabrication, installation, insurance, and maintenance of such signage shall be at Tenant's sole cost and expense. Except for the foregoing, no sign, advertisement or notice visible from the exterior of the Premises shall be inscribed, painted or affixed by Tenant on any part of the Premises without the prior consent of Landlord. Tenant's signage right shall belong solely to Lantronix, a California corporation and may not be transferred or assigned without Landlord's prior written consent, which may be withheld by Landlord in Landlord's sole discretion. In the event Tenant, exclusive of any subtenant(s), fails to occupy the entire Premises, then Tenant shall, within thirty (30) days following notice from Landlord, remove the exterior signage at Tenant's expense. Tenant shall also remove such signage promptly following the expiration or earlier termination of this Lease. Any such removal shall be at Tenant's sole expense, and Tenant shall bear the cost of any resulting repairs to the Building that are reasonably necessary due to the removal.

agency with respect to any Hazardous Materials claims; provided however, Landlord's prior written consent shall not be necessary in the event that the presence of Hazardous Materials on, under or about the Premises (i) imposes on immediate threat to the health, safety or welfare of any individual or (ii) is of such a nature that on immediate remedial response is necessary and it is not possible to obtain Landlord's consent before taking such action. To the fullest extent permitted by law, Tenant shall indemnify, hold harmless, protect and defend (with attorneys acceptable to Landlord) Landlord and any successors to all or any portion of Landlord's interest in the Premises and the Project from and against any and all liabilities, losses, damages, diminution in value, judgments, fines, demands, claims, recoveries, deficiencies, costs and expenses (including without limitation attorneys' fees, court costs and other professional expenses), whether foreseeable or unforeseeable, arising directly or indirectly out of the presence, use, generation, storage, treatment, on-or off-site disposal or transportation of Hazardous Materials on, into, from, under or about the Premises, the Building and the Project by Tenant, its agents, employees, contractors, licensees or invitees, specifically including without limitation the cost of any required or necessary repair, restoration, cleanup or detoxification of the Premises, the Building and the Project, and the preparation of any closure or other required plans, whether or not such action is required or necessary during the Term or after the expiration of this Lease. If Landlord at any time discovers that Tenant may have caused or permitted the release of a Hazardous Material on, under, from or about the Premises, Tenant shall, at Landlord's requests, immediately prepare and submit to Landlord a comprehensive plan, subject to Landlord's approval, specifying the actions to be taken by Tenant to return the Premises to the condition existing prior to the introduction of Hazardous Materials. Upon Landlord's approval of such clean-up plan, Tenant shall, at its expense, and without limitation of any rights and remedies of Landlord under this Lease or at law or in equity, immediately implement such plan and proceed to cleanup such Hazardous Materials in accordance with all applicable laws and as required by such plan and this Lease. The provisions of this subsection (e) shall expressly survive the expiration or sooner termination of this Lease.

     (f) Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, certain facts relating to Hazardous Materials at the Project known by Landlord to exist as of the date of this Lease, as more particularly described in Exhibit
                                                                         -------
C attached hereto. Tenant shall have no liability or responsibility with respect
-
to the Hazardous Materials facts described in Exhibit C. Landlord will notify
                                              ---------
Tenant within thirty (30) days of Landlord's knowledge of any impediment to the use or occupancy of the Premises as a result of the disclosure in Exhibit C.
                                                                  ----------

                        ARTICLE VI.  LANDLORD SERVICES

  SECTION 6.1. UTILITIES AND SERVICES. Tenant shall be responsible for and shall pay promptly, directly to the appropriate supplier, all charges for water, gas, electricity, sewer, heat, light, power, telephone, refuse pickup, janitorial service, interior landscape maintenance and all other utilities, materials and services furnished directly to Tenant or the Premises or used by Tenant in, on or about the Premises during the Term, together with any taxes thereon. If any utilities or services are not separately metered or assessed to Tenant, Landlord shall make a reasonable determination of Tenant's proportionate share of the cost of such utilities and services and Tenant shall pay such amount to Landlord, as an item of additional rent within ten (10) days after receipt of Landlord's statement or invoice therefor. Alternatively, Landlord may elect to include such cost in the definition of Building Costs in which event Tenant shall pay Tenant's proportionate share of such costs in the manner set forth in Section 4.2. Landlord shall not be liable for damages or otherwise for any failure or interruption of any utility or other service furnished to the Premises, and no such failure or interruption shall be deemed an eviction or entitle Tenant to terminate this Lease or withhold or abate any rent due hereunder. Landlord shall at all reasonable times have free access to all electrical and mechanical installations of Landlord.

  SECTION 6.2. OPERATION AND MAINTENANCE OF COMMON AREAS. During the Term, Landlord shall operate all Common Areas within the Building and the Project. The term "Common Areas" shall mean all areas within the exterior boundaries of the Building and other buildings in the Project which are not held for exclusive use by persons entitled to occupy space, and all other appurtenant areas and improvements provided by Landlord for the common use of Landlord and tenants and their respective employees and invitees, including without limitation parking areas and structures, driveways, sidewalks, landscaped and planted areas, hallways and interior stairwells not located within the premises of any tenant, common entrances and lobbies, elevators, and restrooms not located within the premises of any tenant.

  SECTION 6.3. USE OF COMMON AREAS. The occupancy by Tenant of the Premises shall include the use of the Common Areas in common with Landlord and with all others for whose convenience and use the Common Areas may be provided by Landlord, subject, however, to compliance with all rules and regulations as are prescribed from time to time by Landlord. Landlord shall operate and maintain the Common Areas in the manner Landlord may determine to be appropriate. All costs incurred by Landlord for the maintenance and operation of the Common Areas shall be included in Building Costs unless any particular cost incurred can be charged to a specific tenant of the Project. Landlord shall at all times during the Term have exclusive control of the Common Areas, and may restrain any use or occupancy, except as authorized by Landlord's rules and regulations. Tenant shall keep the Common Areas clear of any obstruction or unauthorized use related to Tenant's operations. Nothing in this Lease shall be deemed to impose liability upon Landlord for any damage to or loss of the property of, or for any injury to, Tenant, its invitees or employees. Landlord may temporarily close any portion of the Common Areas for repairs, remodeling and/or alterations, to prevent a public dedication or the accrual of prescriptive rights, or for any other reason deemed sufficient by Landlord.

  SECTION 6.4. PARKING. Tenant shall be entitled to the number of vehicle parking spaces set forth in Item 14 of the Basic Lease Provisions, five (5) of which shall be designated as reserved parking spaces and the balance of the parking spaces shall be unreserved and unassigned, on those portions of the Common Areas designated by Landlord for parking. Tenant shall not use more parking spaces than such number. All parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pickup trucks. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities described above, then Landlord shall have the right, without notice, in addition to such other rights and remedies that Landlord may have, to remove or tow away the vehicle involved and charge the costs to Tenant. Parking within the Common Areas shall be limited to striped parking stalls, and no parking shall be permitted in any driveways, access ways or in any area which would prohibit or impede the free flow of traffic within the Common Areas. There shall be no overnight parking of any vehicles of any kind, and vehicles which have been abandoned or parked in violation of the terms hereof may be towed away at the owner's expense. Nothing contained in this Lease shall be deemed to create liability upon Landlord for any damage to motor vehicles of visitors or employees, for any loss of property from within those motor vehicles, or for any injury to Tenant, its visitors or employees, unless ultimately determined to be caused by the sole active negligence or willful misconduct of Landlord, its agents, servants and employees. Landlord shall have the right to establish, and from time to time amend, and to enforce against all users all reasonable rules and regulations (including the designation of areas for employee parking) that Landlord may deem necessity and advisable for the proper and efficient operation and maintenance of parking within the Common Areas. Landlord shall have the right to construct, maintain and operate lighting facilities within the parking areas; to change the area, level, location and arrangement of the parking areas and improvements therein; to restrict parking by tenants, their officers, agents and employees to employee parking areas; to enforce parking charges (by operation of meters or otherwise); and to do and perform such other acts in and to the parking areas and improvements therein as, in the use of good business judgment, Landlord shall determine to be advisable. Any person using the parking area shall observe all directional signs and arrows and any posted speed limits. In no event shall Tenant interfere with the use and enjoyment of the parking area by other tenants of the Building or their employees or invitees. Parking areas shall be used only for parking vehicles. Washing, waxing, cleaning or servicing of vehicles, or the storage of vehicles for 24-hour periods, is prohibited unless otherwise authorized by Landlord. Tenant shall have no right to install any fixtures, equipment or personal property in the parking areas.

     SECTION 6.5. CHANGES AND ADDITIONS BY LANDLORD. Landlord reserves the right to make alterations or additions to the Building or the Project, or to the attendant fixtures, equipment and Common Areas. Landlord may at any time relocate or remove any of the various buildings, parking areas, and other Common Areas, and may add buildings and areas to the Project from time to time. No change shall entitle Tenant to any abatement of rent or other claim against Landlord, provided that the change does not deprive Tenant of reasonable access to or use of the Premises.

                     ARTICLE VII. MAINTAINING THE PREMISES

     SECTION 7.1. TENANT'S MAINTENANCE AND REPAIR. Tenant at its sole expense, shall comply with all applicable laws and governmental regulations governing the Premises and make it repairs necessary to keep the Premises in the condition as existed on the Commencement Date (or on any later date that the improvements may have been installed), excepting ordinary wear and tear, including without limitation all glass, windows, doors, door closures, hardware, fixtures, electrical, plumbing, fire extinguisher equipment and other equipment. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Tenant. As part of its maintenance obligations hereunder, Tenant shall, at Landlord's request, provide Landlord with copies of all maintenance schedules, reports and notices prepared by, for or on behalf of Tenant. All repairs shall be at least equal in quality to the original work, shall be made only by licensed contractor approved in writing in advance by Landlord and shall be made only at the time or times approved by Landlord. Any contractor utilized by Tenant shall be subject to Landlord's standard requirements for contractors, as modified from time to time. Landlord may impose reasonable restrictions and requirements with respect to repairs, as provided in Section 7.3, and the provisions of Section 7.4 shall apply to all repairs. Alternatively, Landlord may elect to make any such repair on behalf of Tenant and at Tenant's expense, and Tenant shall promptly reimburse Landlord for all costs incurred upon submission of an invoice.

     SECTION 7.2.  LANDLORD'S MAINTENANCE AND REPAIR

          (a) Subject to Section 7.1 and Article XI, Landlord shall provide service, maintenance and repair with respect to any air conditioning, ventilating or heating equipment which serves the Premises and shall maintain in good repair the roof, foundations, footings, the exterior surfaces of the exterior walls of the Building, and the structural, electrical and mechanical systems, except that Tenant at its expense shall make all repairs which, Landlord deems reasonably necessary as a result of the act or negligence of Tenant, its agents, employees, invitees, subtenants or contractors. Landlord shall have the right to employ or designate any reputable person or firm, including any employee or agent of Landlord or any of Landlord's affiliates or divisions, to perform any service, repair or maintenance function. Landlord need not make any other improvements or repairs except as specifically required under this Lease, and nothing contained in this Section shall limit Landlord's right to reimbursement from Tenant for maintenance, repair costs and replacement costs as provided elsewhere in this Lease, Tenant understands that it shall not make repairs at Landlord's expense or by rental offset. Tenant further understands that Landlord shall not be required to make any repairs to the roof, foundations, footings, structural, electrical or mechanical systems unless and until Tenant has notified Landlord in writing of the need for such repair and Landlord shall have a reasonable period of time thereafter to commence and complete said repair, if warranted. All costs of any maintenance and repairs on the part of Landlord provided hereunder shall be considered part of Building Costs.

          (b) Except as provided in Sections 11.1 and 12.1 below, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business (including without limitation consequential damages and lost profit or opportunity costs) arising from the staking of any repairs, alterations or improvements to any portion of the Building, including repairs to the Premises, nor shall any related activity by Landlord constitute an actual or constructive eviction; provided, however, that in making repairs, alterations or improvements, Landlord shall interfere as little as reasonably practicable with the conduct of Tenant's business in the Premises.

     SECTION 7.3. ALTERATIONS. Tenant shall make no alterations, additions or improvements to the Premises without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole discretion. Notwithstanding the foregoing, Landlord shall not unreasonably withhold its consent to any alterations, additions or improvements to the Premises which cost less than One Dollar ($1.00) per square foot of the Premises and do not (i) affect the exterior of the Building or outside areas (or be visible from adjoining sites,), or (ii) affect or penetrate any of the structural portions of the Building, including but not limited to the roof, or (iii) require any change to the basic floor plan of the Premises, any change to any structural or mechanical systems of the Premises, or any governmental permit as a prerequisite to the construction thereof, or (iv) interfere in any manner with the proper functioning of or Landlord's access to any mechanical, electrical, plumbing or HVAC systems, facilities or equipment located in or serving the Building, or (v) diminish the value of the Premises. Landlord may impose, as a condition to its consent, any requirement that Landlord in its discretion may deem reasonable or desirable, including but not limited to a requirement that all work be covered by a lien and completion bond satisfactory to Landlord and requirements as to the manner, time, and contractor for performance of the work. Tenant shall obtain all required permits for the work and shall perform the work in compliance with all applicable laws, regulations and ordinances. Under no circumstances shall Tenant make any improvement which incorporates any Hazardous Materials, including without limitation asbestos-containing construction materials into the Premises. Any request for Landlord's consent shall be made in writing and shall contain architectural plans describing the work in detail reasonably satisfactory to Landlord. Unless Landlord otherwise agrees in writing, alterations, additions or improvements affixed to the Premises (excluding moveable trade fixtures and furniture) shall become the property of Landlord and shall be surrendered with the Premises at the end of the Term, except that Landlord may, by notice to Tenant, require Tenant to remove by the Expiration Date, or sooner termination date of this Lease, all or any alterations, decorations, fixtures, additions, Improvements and the like installed either by Tenant or by Landlord at Tenant's request and to repair any damage to the Premises arising from that removal. Except as otherwise provided in this Lease or in any Exhibit to this Lease, should Landlord make any alteration or improvement to the Premises for Tenant, Landlord shall be entitled to prompt reimbursement from Tenant for all costs incurred.

     SECTION 7.4. MECHANIC'S LIENS. Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. Upon request by Landlord, Tenant shall promptly cause any such lien to be released by posting a bond in accordance with California Civil Code Section 3143 or any successor statute. In the event that Tenant shall not, within thirty (30) days following the imposition of any lien, cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other available remedies, the right to cause the lien to be released by any means it deems proper, including payment of or defense against the claim giving rise to the lien. All expenses so incurred by Landlord, including Landlord's attorneys' fees, shall be reimbursed by Tenant promptly following Landlord's demand, together with interest from the date of payment by Landlord at the maximum rate permitted by law until paid. Tenant shall give Landlord no less than twenty (20) days' prior notice in writing before commencing construction of any kind on the Premises so that Landlord may post and maintain notices of nonresponsibility on the Premises.

     SECTION 7.5. ENTRY AND INSPECTION. Landlord shall at all reasonable times, upon written or oral notice (except in emergencies, when no notice shall be required) have the right to enter the Premises to inspect them, to supply services in accordance with this Lease, to protect the interests of Landlord in the Premises, and to submit the Premises to prospective or actual purchasers or encumbrance holders (or, during the last one hundred and eighty (180) days of the Term or when an uncured Tenant default exists, to prospective tenants), all without being deemed to have caused an eviction of Tenant and without abatement of rent except as provided elsewhere in this Lease. Landlord shall at all times have and retain a key which unlocks all of the doors in the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord shall not under any circumstances be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or any eviction of Tenant from the Premises.

           ARTICLE VIII. TAXES AND ASSESSMENTS ON TENANT'S PROPERTY

     Tenant shall be liable for and shall pay, at least ten (10) days before delinquency, all taxes and assessments levied against all personal property of Tenant located in the Premises and any alterations, additions or like improvements made to the Premises by or on behalf of Tenant. When possible Tenant shall cause its personal property and alterations to be assessed and billed separately from the real property of which the Premises form a part. If any taxes on Tenant's personal property and/or alterations are levied against Landlord or Landlord's property and if Landlord pays the same, or if the assessed value of Landlord's property is increased by the inclusion of a value placed upon the personal property and/or alterations of Tenant and if Landlord pays the taxes based upon the increased assessment, Tenant shall pay to Landlord the taxes so levied against Landlord or the proportion of the taxes resulting from the increase in the assessment. In calculating what portion of any tax bill which is assessed against Landlord separately, or Landlord and Tenant jointly, is attributable to Tenant's fixtures, alterations and personal property, Landlord's reasonable determination shall be conclusive.

                     ARTICLE IX. ASSIGNMENT AND SUBLETTING

     SECTION 9.1.  RIGHTS OF PARTIES

          (a) Notwithstanding any provision of this Lease to the contrary, Tenant will not, either voluntarily or by operation of law, assign, sublet, encumber, or otherwise transfer all or any part of Tenant's interest in this lease, or permit the Premises to be occupied by anyone other than Tenant, without Landlord's prior written consent, which consent shall not unreasonably be withheld in accordance with the provisions of Section 9.1.(c). No assignment (whether voluntary, involuntary or by operation of law) and no subletting shall be valid or effective without Landlord's prior written consent and, at Landlord's election, shall constitute a material default of this Lease. Landlord shall not be deemed to have given its consent to any assignment or subletting by any other course of action, including its acceptance of any name for listing in the Building directory. To the extent not prohibited by provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), including Section 365(f)(1), Tenant on behalf of itself and its creditors, administrators and assigns waives the applicability of Section 365(e) of the Bankruptcy Code unless the proposed assignee of the Trustee for the estate of the bankrupt meets Landlord's standard for consent as set forth in Section 9.1(c) of this Lease. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other considerations to be delivered in connection with the assignment shall be delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed to have assumed all of the obligations arising under this Lease on and after the date of the assignment, and shall upon demand execute and deliver to Landlord an instrument confirming that assumption.

          (b) if Tenant desires to transfer an interest in this Lease, it shall first notify Landlord of its desire and shall submit in writing to Landlord: (i) the name and address of the proposed transferee; (ii) the nature of any proposed subtenant's or assignee's business to be carried on in the Premises; (iii) the terms and provisions of any proposed sublease or assignment, including a copy of the proposed assignment or sublease form; (iv) evidence of insurance of the proposed assignee or sublessee complying with the requirements of Exhibit D
                                                                  ---------
hereto; (v) a completed Environmental Questionnaire from the proposed assignee or sublessee; and (vi) any other information requested by Landlord and reasonably related to the transfer. Except as provided in Subsection (c) of this Section, Landlord shall not unreasonably withhold its consent, provided: (1) the use of the Premises will be consistent with the provisions of this Lease and with Landlord's commitment to other tenants of the Building and Project; (2) the proposed assignee or sublessee has not been required by any prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property arising out of the proposed assignee's or sublessee's actions or use of the property in question and is not subject to any enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Material; (3) at Landlord's election, insurance requirements shall be brought into conformity with Landlord's then current leasing practice; (4) any proposed subtenant or assignee demonstrates that it is financially responsible by submission to Landlord of all reasonable information as Landlord may request concerning the proposed subtenant or assignee, including, but not limited to, a balance sheet of the proposed subtenant or assignee as of a date within ninety (90) days of the request for Landlord's consent and statements of income or profit and loss of the proposed subtenant or assignee for the two-year period preceding the request for Landlord's consent; (5) any proposed subtenant or assignee demonstrates to Landlord's reasonable satisfaction a record of successful experience in business; (6) the proposed assignee or subtenant is not an existing tenant of the Building or Project; and
(7) the proposed transfer will not impose additional burdens or adverse tax effects on Landlord. Tenant acknowledges that if Tenant has any exterior sign rights under this Lease, such rights are personal to Tenant and may not be assigned or transferred to any assignee or subtenant without Landlord's separate prior written consent, which consent may be withheld in Landlord's sole and absolute discretion.

If Landlord consents to the proposed transfer, Tenant may within ninety (90) days after the date of the consent effect the transfer upon the terms described in the information furnished to Landlord; provided that any material change in the terms shall be subject to Landlord's consent as set forth in this Section. Landlord shall approve or disapprove any requested transfer within thirty (30) days following receipt of Tenant's written request and the information set forth above.

          (c) Notwithstanding the provisions of Subsection (b) above, in lieu of consenting to a proposed assignment or subletting, Landlord may elect to (i) sublease the Premises (or the portion proposed to be subleased), or take an assignment of Tenant's interest in this Lease, upon the same terms as offered to the proposed subtenant or assignee (excluding terms relating to the purchase of personal property, the use of Tenant's name or the continuation of Tenant's business), or (ii) terminate this Lease as to the portion of the Premises proposed to be subleased or assigned with a proportionate abatement in the rent payable under this Lease, effective on the date that the proposed sublease or assignment would have become effective. Landlord may thereafter, at its option, assign or re-let any space so recaptured to any third party, including without limitation the proposed transferee of Tenant.

          (d) Tenant agrees that fifty percent (50%) of any amounts paid by the assignee or sublessee, however described, in excess of (i) the Basic Rent payable by Tenant hereunder, or in the case of a sublease of a portion of the Premises, in excess of the Basic Rent reasonably allocable to such portion, plus
(ii) Tenant's direct out-of-pocket costs which Tenant certifies to Landlord have been paid to provide occupancy related services to such assignee or sublessee of a nature commonly provided by landlords of similar space, plus (iii) the allocable rent paid hereunder by Tenant with respect to the area subleased or assigned during the period commencing on the date Tenant vacated same with notice to Landlord and listed or advertised same for transfer and continuing until the effective date of the sublease or assignment, shall be the property of Landlord and such amounts shall be payable directly to Landlord by the assignee or sublessee or, at Landlord's option, by Tenant. At Landlord's request, a written agreement shall be entered into by and among Tenant, Landlord and the proposed assignee or sublessee confirming the requirements of this subsection.

          (e) Tenant shall pay to Landlord a transfer fee of Five Hundred Dollars ($500.00) if and when any transfer requested by Tenant is approved. In addition, should Landlord or its agents procure for Tenant a subtenant, assignee or new tenant for all or part of the Premises, then Tenant shall pay to Landlord, concurrently with the execution of the conveyancing documents, a leasing fee of six percent (6%) of the remaining future gross rentals under this Lease.

     SECTION 9.2. EFFECT OF TRANSFER. No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay rent and to perform all its other obligations under this Lease. Moreover, Tenant shall Indemnify and hold Landlord harmless, as provided in Section 10.3, for any act or emission by an assignee or subtenant. Each assignee, other than Landlord, shall be deemed to assume all obligations of Tenant under this Lease and shall be liable jointly and severally with Tenant for the payment of all rent, and for the due performance of all of Tenant's obligations, under this Lease. No transfer shall be binding on Landlord unless any document memorializing the transfer is delivered to Landlord and both the assignee/subtenant and Tenant deliver to Landlord an executed consent to transfer instrument prepared by Landlord and consistent with the requirements of this Article. The acceptance by Landlord of any payment due under this Lease from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any transfer. Consent by Landlord to one or more transfers shall not operate as a waiver or estoppel to the future enforcement by Landlord of its rights under this Lease.

     SECTION 9.3. SUBLEASE REQUIREMENTS. The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be included in each sublease:

          (a) Tenant hereby irrevocably assigns to Landlord all of Tenant's interest in all rentals and income arising from any sublease of the Premises, and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; provided, however, that until a default occurs in the performance of Tenant's obligations under this Lease, Tenant shall have the right to receive and collect the sublease rentals. Landlord shall not, by reason of this assignment or the collection of sublease rentals, be deemed liable to the subtenant for the performance of any of Tenant's obligations under the sublease. Tenant hereby irrevocably authorizes and directs any subtenant, upon receipt of a written notice from Landlord stating that an uncured default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord all sums then and thereafter due under the sublease. Tenant agrees that the subtenant may rely on that notice without any duty of further inquiry and notwithstanding any notice or claim by Tenant to the contrary. Tenant shall have no right or claim against the subtenant or Landlord for any rentals so paid to Landlord.

          (b) In the event of the termination of this Lease, Landlord may, at its sole option, take over Tenant's entire interest in any sublease and, upon notice from Landlord, the subtenant shall attorn to Landlord. In no event, however, shall Landlord be liable for any previous act or omission by Tenant under the sublease or for the return of any advance rental payments or deposits under the sublease that have not been actually delivered to Landlord, nor shall Landlord be bound by any sublease modification executed without Landlord's consent or for any advance rental payment by the subtenant in excess of one month's rent. The general provisions of this Lease, including without limitation those pertaining to insurance and indemnification, shall be deemed incorporated by reference into the sublease despite the termination of this Lease.

          (c) Tenant agrees that Landlord may, at its sole option, authorize a subtenant of the Premises to cure a default by Tenant under this Lease. Should Landlord accept such cure, the subtenant shall have a right of reimbursement and offset from and against Tenant under the applicable sublease.

                      ARTICLE X. INSURANCE AND INDEMNITY

     SECTION 10.1. TENANT'S INSURANCE. Tenant, at its sole cost and expense, shall provide and maintain in effect the insurance described in Exhibit D.
                                                                 ---------
Evidence of that Insurance must be delivered to Landlord prior to the Commencement Date.

     SECTION 10.2. LANDLORD'S INSURANCE. Landlord may, at its election, provide any or all of the following types of insurance, with or without deductible and in amounts and coverages as may be determined by Landlord in its discretion:
"all risk" property insurance, subject to standard exclusions, covering the Building or Project, and such other risks as Landlord or its mortgagees may from time to time deem appropriate, including leasehold improvements made by Landlord, and comprehensive public liability coverage. Landlord shall not be required to carry insurance of any kind on Tenant's property, including leasehold improvements, trade fixtures, furnishings, equipment, plate glass, signs and all other items of personal property, and shall not be obligated to repair or replace that property should damage occur. All proceeds of insurance maintained by Landlord upon the Building and Project shall be the property of Landlord, whether or not Landlord is obligated to or elects to make any repairs. At Landlord's option, Landlord may self-insure all or any portion of the risks for which Landlord elects to provide Insurance hereunder.

     SECTION 10.3. TENANT'S INDEMNITY. To the fullest extent permitted by law, except to the extent of any claim, liability, cost or expense attributable to the negligence or willful misconduct of Landlord, its contractors or employees, Tenant shall defend, indemnify, protect, save and hold harmless Landlord, its agents, and any and all affiliates of Landlord, including, without limitation, any corporations or other entities controlling, controlled by or under common control with Landlord, from and against any and all claims, liabilities, costs or expenses arising either before or after the Commencement Date from Tenant's use or occupancy of the Premises, the Building or the Common Areas, or from the conduct of its business, or from any activity, work, or thing done, permitted or suffered by Tenant or its agents, employees, invitees or licensees in or about the Premises, the Building or the Common Areas, or from any default in the performance of any obligation on Tenant's part to be performed under this Lease, or from any act or negligence of Tenant or its agents, employees, visitors, patrons, guests, invitees or licensees. Landlord may, at its option, require Tenant to assume Landlord's defense in any action covered by this Section through counsel satisfactory to Landlord. The provisions of this Section shall expressly survive the expiration or sooner termination of this Lease.

     SECTION 10.4. LANDLORD'S NONLIABILITY. Landlord shall not be liable to Tenant, its employees, agents and invitees, and Tenant hereby waives all claims against Landlord for loss of or damage to any property, or any injury to any person, or loss or interruption of business or income, resulting from, but not limited to, fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak or flow from or into any part of the Premises or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, electrical works or other fixtures in the Building, whether the damage or injury results from conditions arising in the Premises or in other portions of the Building. It is understood that any such condition may record the temporary evacuation or closure of all or a portion of the Building. Neither Landlord nor its agents shall be liable for interference with light or other similar intangible interests. Tenant shall immediately notify Landlord in case of fire or accident in the Premises, the Building or the Project and of defects in any improvements or equipment.

     SECTION 10.5. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waives all rights of recovery against the other and the other's agents on account of loss and damage occasioned to the property of such waiving party to the extent only that such loss or damage is required to be Insured against under any "all risk" property insurance policies required by this Article X; provided however, that the foregoing waiver shall not apply to the extent of Tenant's obligations to pay deductibles under any such policies and this Lease.

                       ARTICLE XI. DAMAGE OR DESTRUCTION

     SECTION 11.1. RESTORATION.

          (a) If the Building of which the Premises are a part is damaged, Landlord shall repair that damage as soon as reasonably possible, at its expense, unless: (i) Landlord reasonably determines that the cost of repair is not covered by Landlord's fire and extended coverage insurance plus such additional amounts Tenant elects, at its option, to contribute, excluding however the deductible (for which Tenant shall be responsible for Tenant's proportionate share); (if) Landlord reasonably determines that the Premises cannot, with reasonable diligence, be fully repaired by Landlord (or cannot be safely repaired because of the presence of hazardous factors, including without Limitation Hazardous Materials, earthquake faults, and other similar dangers) will, in one hundred eighty (180) days after the date of the damage; (iii) an event of default by Tenant has occurred and is continuing at the time of such damage or (iv) the damage occurs during the final, twelve (12) months of the Term. Should Landlord elect not to repair the damage for one of the preceding reasons, Landlord shall so notify tenant in writing within sixty (60) days after the damage occurs and this Lease shall terminate as of the date of that notice.

          (b) Unless Landlord elects to terminate this Lease in accordance with subsection (a) above, this Lease shall continue in effect for the remainder of the Term; provided that if the damage is so extensive as to reasonably prevent Tenant's substantial use and enjoyment of the Premises for more than nine (9) months, then Tenant may elect to terminate this Lease by written notice to Landlord within the sixty (60) day period stated in subsection (a).

          (c) Commencing on the date of any damage to the Building, and ending on the sooner of the date the damage is repaired or the date this Lease is terminated, the rental to be paid under this Lease shall, be abated in the same proportion that the floor area of the Premises that is rendered unusable by the damage from time to time bears to the total floor area of the Premises.

          (d) Notwithstanding the provisions of subsections (a), (b) and (c) of this Section, and subject to the provisions of Section 10.5 above, the cost of any repairs shall be borne by Tenant, and Tenant shall not be entitled to rental, abatement or termination rights, if the damage is due to the fault or neglect of Tenant or its employees, subtenants, invitees or representatives. In addition, the provisions of this Section shall not be deemed to require Landlord to repair any Improvements or fixtures that Tenant is obligated to repair or insure pursuant to any other provision of this Lease.

     SECTION 11.2. LEASE GOVERNS. Tenant agrees that the provisions of this Lease, including without limitation Section 11.1, shall govern any damage or destruction and shall accordingly supersede any contrary statute or rule of law.

                          ARTICLE XII. EMINENT DOMAIN

     SECTION 12.1. TOTAL OR PARTIAL TAKING. If all or a material portion of the Premises is taken by any lawful authority by exercise of the right of eminent domain, or sold to prevent a taking, either Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to the authority. In the event title to a portion of the Building or Project, other than the Premises, is taken or sold in lieu of taking, and if Landlord elects to restore the Building in such a way as to alter the Premises materially, either party may terminate this Lease, by written notice to the other party, effective on the date of vesting of title. In the event neither party has elected to terminate this Lease as provided above, then Landlord shall promptly, after receipt of a sufficient condemnation award, proceed to restore the Premises to substantially their condition prior to the taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of the taking and restoration. In the event of a taking, Landlord shall be entitled to the entire amount of the condemnation award without deduction for any estate or interest of Tenant; provided that nothing in this Section shall be deemed to give Landlord any interest in, or prevent Tenant from seeking any award against the taking authority for, the taking of personal property and fixtures belonging to Tenant or for relocation or business interruption expenses recoverable from the taking authority.

     SECTION 12.2. TEMPORARY TAKING. No temporary taking of the Premises shall terminate this Lease provided that Tenant's rent hereunder shall equitably abate during such taking, and any award specifically attributable to a temporary taking of the Premises shall belong entirely to Landlord. A temporary taking shall be deemed to be a taking of the use or occupancy of the Premises for a period of not to exceed one hundred eighty (180) days.

     SECTION 12.3. TAKING OF PARKING AREA. In the event there shall be a taking of the parking area such that Landlord can no Longer provide sufficient parking to comply with this Lease, Landlord may substitute reasonably equivalent parking in a location reasonably close to the Building; provided that if Landlord fails to make that substitution within twenty (20) days following the taking and if the taking materially impairs Tenant's use and enjoyment of the Premises, Tenant may, at its option, terminate this Lease by written notice to Landlord. If this Lease is not so terminated by Tenant, there shall be no abatement of rent and this Lease shall continue in effect.

         ARTICLE XIII. SUBORDINATION; ESTOPPEL CERTIFICATE; FINANCIALS

     SECTION 13.1. SUBORDINATION.

          (a) At the option of Landlord, this Lease shall be either superior or subordinate to all ground or underlying leases, mortgages and deeds of trust, if any, which may hereafter affect the Building, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, that so long as Tenant is not in default under this Lease, this Lease shall not be terminated or Tenant's quiet enjoyment of the Premises disturbed in the event of termination of any such ground or underlying Lease, or the foreclosure of any such mortgage or deed of trust, to which Tenant has subordinated this Lease pursuant to this Section. In the event of a termination or foreclosure, Tenant shall become a tenant of and attorn to the successor-in-interest to Landlord upon the same terms and conditions as are contained in this Lease, and shall execute any instrument reasonably required by Landlord's successor for that purpose. Tenant shall also, upon written request of Landlord, execute and deliver all instruments as may be required from time to time to subordinate the rights of Tenant under this Lease to any ground or underlying lease or to the lien of any mortgage or deed of trust, or, if requested by Landlord, to subordinate, in whole or in part, any ground or underlying Lease or the lien of any mortgage or deed of trust to this Lease.

          (b) Failure of Tenant to execute any statements or instruments necessary or desirable to effectuate the provisions of this Article, within ten
(10) days after written request by Landlord, shall constitute a default under this Lease. In that event, Landlord, in addition to any other rights or remedies it might have, shall have the right, by written notice to Tenant, to terminate this Lease as of a date not less than twenty (20) days after the date of Landlord's notice. Landlord's election to terminate shall, not relieve Tenant of any liability for its default.

     SECTION 13.2. ESTOPPEL CERTIFICATE.

          (a) Tenant shall, at any time upon not less than ten (10) days prior written notice from Landlord, execute, acknowledge and deliver to Landlord, in any form that Landlord may reasonably require, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of the modification and certifying that this Lease, as modified, is in full force and effect) and the dates to which the rental, additional rent and other charges have been paid in advance, if any, and (ii) acknowledging that, to Tenant's knowledge, there are no uncured defaults on the part of Landlord, or specifying each default if any are claimed, and (iii) setting forth all, further information that Landlord may reasonably require. Tenant's statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Building or Project.

          (b) Tenant's failure to deliver any estoppel statement within the provided time shall constitute a default under this Lease and shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured defaults in Landlord's performance, and (iii) not more than one month's rental has been paid in advance.

     SECTION 13.3  FINANCIALS.

          (a) Tenant shall deliver to Landlord, prior to the execution of this Lease and thereafter at any time upon Landlord's request, but not more often than once per calendar quarter, Tenant's current tax returns and financial statements, certified true, accurate and complete by the chief financial officer of Tenant, including a balance sheet and profit and loss statement for the most recent prior year (collectively, the "Statements"), which Statements shall accurately and completely reflect the financial condition of Tenant. Landlord agrees that it will keep the statements confidential, except that Landlord shall have the right to deliver the same to any proposed purchaser of the Building or Project, and to any encumbrances of all or any portion of the Building or Project.

          (b) Tenant acknowledges that Landlord is relying on the statements in its determination to enter into this Lease, and Tenant represents to Landlord, which representation shall be deemed made on the date of this Lease and again on the Commencement Date, that no material change in the financial condition of Tenant, as reflected in the Statements, has occurred since the date Tenant delivered the Statements to Landlord. The Statements are represented and warranted by Tenant to be correct and to accurately and fully reflect Tenant's true financial condition as of the date of submission by any Statements to Landlord.

                      ARTICLE XIV. DEFAULTS AND REMEDIES

     SECTION 14.1. TENANT'S DEFAULTS. In addition to any other event of default set forth in this Lease, the occurrence of any one or more of the following events shall constitute a default by Tenant:

          (a) The failure by Tenant to make any payment of rent or additional rent required to be made by Tenant, as and when due, where the failure continues for a period of three (3) days after written notice from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 and 1161(a) as amended. For purposes of these default and remedies provisions, the term "additional rent" shall be deemed to include all amounts of any type whatsoever other than Basic Rent to be paid by Tenant pursuant to the terms of this Lease.

          (b) Assignment, sublease, encumbrance or other transfer of the Lease by Tenant, either voluntarily or by operation of law, whether by judgment, execution, transfer by intestacy or testacy, or other means, without the prior written consent of Landlord.

          (c) The discovery by Landlord that any financial statement provided by Tenant, or by any affiliate, successor or guarantor of Tenant, was materially false.

          (d) The failure or inability by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, other than as specified in any other subsection of this Section, where the failure continues for a period of thirty (30) days after written notice from Landlord to Tenant or such shorter period as is specified in any other provision of this Lease; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161 and 1161(a) as amended. However, if the nature of the failure is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences the cure within thirty (30) days, and thereafter diligently pursues the cure to completion.

          (e) (i) The making by Tenant of any general assignment for the benefit of creditors; (ii) the filing by or against Tenant of a petition to have Tenant adjudged a Chapter 7 debtor under the Bankruptcy Code or to have debts discharged or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, if possession is not restored to Tenant within thirty (30) days; (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where the seizure is not discharged within thirty (30) days; or (v) Tenant's convening of a meeting of its creditors for the purpose of effecting a moratorium upon or composition of its debts. Landlord shall not be deemed to have knowledge of any event described in this subsection unless notification in writing is received by Landlord, nor shall there be any presumption attributable to Landlord of Tenant's insolvency. In the event that any provision of this subsection is contrary to applicable law, the provision shall be of no force or effect.

     SECTION 14.2. LANDLORD'S REMEDIES.

          (a) In the event of any default by Tenant, or in the event of the abandonment of the Premises by Tenant, then in addition to any other remedies available to Landlord, Landlord may exercise the following remedies:

              (i) Landlord may terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. Such termination shall not affect any accrued obligations of Tenant under this Lease. Upon termination, Landlord shall have the right to reenter the Premises and remove all persons and property. Landlord shall also be entitled to recover from Tenant.

                  (1) The worth at the time of award of the unpaid rent and additional rent which had been earned at the time of termination;

                  (2) The worth at the time of award of the amount by which the unpaid rent and additional rent which would have been earned after termination until the time of award exceeds the amount of such loss that Tenant proves could have been reasonably avoided;

                  (3) The worth at the time of award of the amount by which the unpaid rent and additional rent for the balance of the Term after the time of award exceeds the amount of such loss that Tenant proves could be reasonably avoided;

                  (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result from Tenant's default, including, but not limited to, the cost of recovering possession of the Premises, commissions and other expenses of reletting, including necessary repair, the unamortized portion of any tenant improvements and brokerage commissions funded by Landlord in connection with this Lease, reasonable attorneys' fees, and any other reasonable costs; and

                  (5) At Landlord's election, all other amounts in addition to or in lieu of the foregoing as may be permitted by law. The term "rent" as used in this Lease shall be deemed to mean the Basic Rent and all other sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease. Any sum, other than Basic Rent, shall be computed on the basis of the average monthly amount accruing during the twenty-four (24) month period immediately prior to default, except that if it becomes necessary to compute such rental before the twenty-four (24) month period has occurred, then the computation shall be on the basis of the average monthly amount during the shorter period. As used in subparagraphs (1) and (2) above, the "worth at the time of award" shall be computed by allowing interest at the rate of ten percent (10%) per annum. As used in subparagraph (3) above, the "worth at the time of award" shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

              (ii) Landlord may elect not to terminate Tenant's right to possession of the Premises, in which event Landlord may continue to enforce all of its rights and remedies under this Lease, including the right to collect all rent as it becomes due. Efforts by the Landlord to maintain, preserve or relet the Premises, or the appointment of a receiver to protect the Landlord's interests under this Lease, shall not constitute a termination of the Tenant's right to possession of the Premises. In the event that Landlord elects to avail itself of the remedy provided by this subsection (ii), Landlord shall not unreasonably withhold its consent to an assignment or subletting of the Premises subject to the reasonable standards for Landlord's consent as are contained in this Lease.

          (b) Landlord shall be under no obligation to observe or perform any covenant of this Lease on its part to be observed or performed which accrues after the date of any default by Tenant unless and until the default is cured by Tenant. The various rights and remedies reserved to Landlord in this Lease or otherwise shall be cumulative and, except as otherwise provided by California law, Landlord may pursue any or all of its rights and remedies at the same time.

          (c) No delay or omission of Landlord to exercise any right or remedy shall be construed as a waiver of the right or remedy or of any default by Tenant. The acceptance by Landlord of rent shall not be a (i) waiver of any preceding breach or default by Tenant of any provision of this Lease, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord's knowledge of the preceding breach or default at the time of acceptance of rent, or (ii) a waiver of Landlord's right to exercise any remedy available to Landlord by virtue of the breach or default. The acceptance of any payment from a debtor in possession, a trustee, a receiver or any other person acting on behalf of Tenant or Tenant's estate shall not waive or cure a default under Section 14.1. No payment by Tenant or receipt by Landlord of a lesser amount than the rent required by this Lease shall be deemed to be other than a partial payment on account of the earliest due stipulated rent, nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction and Landlord shall accept the check or payment without prejudice to Landlord's right to recover the balance of the rent or pursue any other remedy available to it. No act or thing done by Landlord or landlord's agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys to the Premises prior to the termination of this lease, and the delivery of the keys to any employee shall not operate as a termination of the Lease or a surrender of the Premises.

     SECTION 14.3. LATE PAYMENTS.

          (a) Any rent due under this Lease that is not paid to Landlord within five (5) days of the date when due shall bear interest at the maximum rate permitted by law from the date due until fully paid. The payment of interest shall not cure any default by Tenant under this Lease. In addition, Tenant acknowledges that the late payment by Tenant to Landlord of rent will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Those costs may include, but are not limited to, administrative, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any rent due from Tenant shall not be received by Landlord or Landlord's designee within five (5) days after the date due, then Tenant shall pay to Landlord, in addition to the interest provided above, a late charge in the amount of Two Hundred Fifty Dollars ($250.00) for each delinquent payment. Acceptance of a late charge by Landlord shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor shall it prevent Landlord from exercising any of its other rights and remedies.

          (b) Following each second consecutive installment of rent that is not paid within five (5) days following notice of nonpayment from Landlord, Landlord shall have the option (i) to require that beginning with the first payment of rent next due, rent shall no longer be paid in monthly installments but shall be payable quarterly three (3) months in advance and/or (ii) to require that Tenant increase the amount, if any, of the Security Deposit by one hundred percent (100%). Should Tenant deliver to Landlord, at any time during the Term, two (2) or more insufficient checks, the Landlord may require that all monies then and thereafter due from Tenant be paid to Landlord by cashier's check.

     SECTION 14.4. RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under this Lease shall be performed at Tenant's sole cost and expense and without any abatement of rent or right of set-off. If Tenant fails to pay any sum of money, other than rent, or fails to perform any other act on its part to be performed under this Lease, and the failure continues beyond any applicable grace period set forth in Section 14.1, then in addition to any other available remedies, Landlord may, at its election make the payment or perform the other act on Tenant's part. Landlord's election to make the payment or perform the act on Tenant's part shall not give rise to any responsibility of Landlord to continue making the same or similar payments or performing the same or similar acts. Tenant shall, promptly upon demand by Landlord, reimburse Landlord for all sums paid by Landlord and all necessary incidental costs, together with interest at the maximum rate permitted by law from the date of the payment by Landlord. Landlord shall have the same rights and remedies if Tenant fails to pay those amounts as Landlord would have in the event of a default by Tenant in the payment of rent.

     SECTION 14.5. DEFAULT BY LANDLORD. Landlord shall not be deemed to be in default in the performance of any obligation under this Lease unless and until it has failed to perform the obligation within thirty (30) days after written notice by Tenant to Landlord specifying, in reasonable detail the nature and extent of the failure; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it commences performance within the thirty (30) day period and thereafter diligently pursues the cure to completion.

     SECTION 14.6. EXPENSES AND LEGAL FEES. All sums reasonably incurred by Landlord in connection with any event of default by Tenant under this Lease or holding over of possession by Tenant after the expiration or earlier termination of this Lease, including without limitation all costs, expenses and actual accountants, appraisers, attorneys and other professional fees, and any collection agency or other collection charges, shall be due and payable by Tenant to Landlord on demand, and shall bear interest at the rate of ten percent (10%) per annum. Should either Landlord or Tenant bring any action in connection with this Lease, the prevailing party shall be entitled to recover as a part of the action its reasonable attorneys' fees, and all other costs. The prevailing party for the purpose of this paragraph shall be determined by the trier of the facts.

     SECTION 14.7. WAIVER OF JURY TRIAL. LANDLORD AND TENANT EACH ACKNOWLEDGES THAT IT IS AWARE OF AND HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY, AND EACH PARTY DOES HEREBY EXPRESSLY AND KNOWINGLY WAIVE AND RELEASE ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER (AND/OR AGAINST, ITS OFFICERS,

DIRECTORS, EMPLOYEES, AGENTS, OR SUBSIDIARY OR AFFILIATED ENTITIES) ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE.

     SECTION 14.8 SATISFACTION OF JUDGMENT. The obligations of Landlord do not constitute the personal obligations of the individual partners, trustees, directors, officers or shareholders of Landlord or its constituent partners. Should Tenant recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Landlord in the Building and out of the rent or other income from such property receivable by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Building, and no action for any deficiency may be sought or obtained by Tenant.

                       ARTICLE XV. END OF TERM

     SECTION 15.1. HOLDING OVER. This Lease shall terminate without further notice upon the expiration of the Term, and any holding over by Tenant after the expiration shall not constitute a renewal or extension of this Lease, or give Tenant any rights under this Lease, except when in writing signed by both parties. If Tenant holds over for any period after the expiration (or earlier termination) of the Term, Landlord may, at its option, treat Tenant as a tenant at sufferance only, commencing on the first (1st) day following the termination of this Lease and subject to all of the terms of this Lease, except that the monthly Basic Rent shall be the greater of (a) one hundred twenty percent (120%) of the Basic Rent for the month immediately preceding the date of termination or
(b) the then currently scheduled Basic Rent for comparable space in the Building. If Tenant fails to surrender the Premises upon the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claims made by any succeeding tenant relating to such failure to surrender. Acceptance by Landlord of rent after the termination shall not constitute a consent to a holdover or result in a renewal of this Lease. The foregoing provisions of this Section are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord under this Lease or at law.

     SECTION 15.2. MERGER ON TERMINATION. The voluntary or other surrender of this Lease by Tenant, or a mutual termination of this Lease, shall terminate any or all existing subleases unless Landlord, at its option, elects in writing to treat the surrender or termination as an assignment to it of any or all subleases affecting the Premises.

     SECTION 15.3. SURRENDER OF PREMISES: REMOVAL OF PROPERTY. Upon the Expiration Date or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order, condition and repair as when received or as hereafter may be improved by Landlord or Tenant, reasonable wear and tear and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all personal property and debris, except for any items that Landlord may by written authorization allow to remain. Tenant shall repair all damage to the Premises resulting from the removal, which repair shall include the patching and fitting of holes and repair of structural damage, provided that Landlord may instead elect to repair any structural damage at Tenant's expense. If Tenant shall fail to comply with the provisions of this Section, Landlord may effect the removal and/or make any repairs, and the cost to Landlord shall be additional rent payable by Tenant upon demand. If Tenant fails to remove Tenant's personal property from the Premises upon the expiration of the Term, Landlord may remove, store, dispose of and/or retain such personal property, at Landlord's option, in accordance with then applicable laws, all at the expense of Tenant. If requested by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an instrument in writing releasing and quitclaiming to Landlord all right, title and interest of Tenant in the Premises.

                       ARTICLE XVI. PAYMENTS AND NOTICES

     All sums payable by Tenant to Landlord shall be paid, without deduction or offset, in lawful money of the United States to Landlord at its address set forth in Item 12 of the Basic Lease Provisions, or at any other place as Landlord may designate in writing. Unless this Lease expressly provides otherwise, as for example in the payment of rent pursuant to Section 4.1, all payments shall be due and payable within five (5) days after demand. All payments requiring proration shall be prorated on the basis of a thirty (30) day month and a three hundred sixty (360) day year. Any notice, election, demand, consent, approval or other communication to be given or other document to be delivered by either party to the other may be delivered in person or by courier or overnight delivery service to the other party, or may be deposited in the United States mail, duly registered or certified, postage prepaid, return receipt requested, and addressed to the other party at the address set forth in
Item 12 of the Basic Lease Provisions, or if to Tenant, at that address or, from and after the Commencement Date, at the Premises (whether or not Tenant has departed from, abandoned or vacated the Premises), or may be delivered by telegram, telex or telecopy, provided that receipt thereof is telephonically confirmed. Either party may, by written notice to the other, served in the manner provided in this Article, designate a different address. If any notice or other document is sent by mail, it shall be deemed served or delivered twenty-four (24) hours after mailing. If more than one person or entity is named as Tenant under this Lease, service of any notice upon any one of them shall be deemed as service upon all of them.

                      ARTICLE XVII. RULES AND REGULATIONS

     Tenant agrees to observe faithfully and comply strictly with the Rules and Regulations, attached as Exhibit E, and any reasonable and nondiscriminatory
                         ---------
amendments, modifications and/or additions as may be adopted and published by written notice to tenants by Landlord for the safety, care, security, good order, or cleanliness of the Premises, Building, Project and Common Areas. Landlord shall not be liable to Tenant for any violation of the Rules and Regulations or the breach of any covenant or condition in any lease by any other tenant. One or more waivers by Landlord of any breach of the Rules and Regulations by Tenant or by any other tenant(s) shall not be a waiver of any subsequent breach of that rule or any other. Tenant's failure to keep and observe the Rules and Regulations shall constitute a default under this Lease. In the case of any conflict between the Rules and Regulations and this Lease, this Lease shall be controlling.

                      ARTICLE XVIII. BROKER'S COMMISSION

     The parties recognize as the broker(s) who negotiated this Lease the firm(s). If any, whose name(s) is (are) stated in Item 10 of the Basic Lease Provisions, and agree that Landlord shall be responsible for the payment of brokerage commissions to those broker(s) unless otherwise provided in this Lease. Tenant warrants that it has had no dealings with any other real estate broker or agent in connection with the negotiation of this Lease, and Tenant agrees to indemnify and hold Landlord harmless from any cost, expense or liability (including reasonable attorneys' fees) for any compensation, commissions or charges claimed by any other real estate broker or agent employed or claiming to represent or to have been employed by Tenant in connection with the negotiation of this Lease. The foregoing agreement shall survive the termination of this Lease. If Tenant fails to take possession of the Premises or if this Lease otherwise terminates prior to the Expiration Date as the result of failure of performance by Tenant, Landlord shall be entitled to recover from Tenant the unamortized portion of any brokerage commission funded by Landlord in addition to any other damages to which Landlord may be entitled.

                 ARTICLE XIX. TRANSFER OF LANDLORD'S INTEREST

     In the event of any transfer of Landlord's interest in the Premises, the transferor shall be automatically relieved of all obligations on the part of Landlord accruing under this Lease from and after the date of the transfer, provided that any funds held by the transferor in which Tenant has an interest shall be turned over, subject to that interest, to the transferee and Tenant is notified of the transfer as required by law. No holder of a mortgage and/or deed of trust to which this Lease is or may be subordinate, and no Landlord under a so-called sale-leaseback, shall be responsible in connection with the Security Deposit, unless the mortgagee or holder of the deed of trust or the landlord actually receives the Security Deposit. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to the foregoing, be binding on Landlord, its successors and assigns, only during and in respect to their respective successive periods of ownership.

                          ARTICLE XX. INTERPRETATION

     SECTION 20.1. GENDER AND NUMBER. Whenever the context of this Lease requires, the words "Landlord" and "Tenant" shall include the plural as well as the singular, and words used in neuter, masculine or feminine genders shall include the others.

     SECTION 20.2. HEADINGS. The captions and headings of the articles and sections of this Lease are for convenience only, are not a part of this Lease and shall have no effect upon its construction or interpretation.

     SECTION 20.3. JOINT AND SEVERAL LIABILITY. If more than one person or entity is named as Tenant, the obligations imposed upon each shall be joint and several and the act of or notice from, or notice or refund to, or the signature of, any one or more of them shall be binding on all of them with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, termination or modification of this Lease.

     SECTION 20.4. SUCCESSORS. Subject to Articles IX and XIX, all rights and liabilities given to or imposed upon Landlord and Tenant shall extend to and bind their respective heirs, executors, administrators, successors and assigns. Nothing contained in this Section is intended, or shall be construed, to grant to any person other than Landlord and Tenant and their successors and assigns any rights or remedies under this Lease.

     SECTION 20.5. TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease.

     SECTION 20.6. CONTROLLING LAW. This Lease shall be governed by and interpreted in accordance with the laws of the State of California.

     SECTION 20.7. SEVERABILITY. If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party or the deletion of which is consented to by the party adversely affected, shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not be affected and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     SECTION 20.8. WAIVER AND CUMULATIVE REMEDIES. One or more waivers by Landlord or Tenant of any breach of any term, covenant or condition contained in this Lease shall not be a waiver of any subsequent breach of the same or any other term, covenant or condition. Consent to any act by one of the parties shall not be deemed to render unnecessary the obtaining of that party's consent to any subsequent act. No breach by Tenant of this Lease shall be deemed to have been waived by Landlord unless the waiver is in a writing signed by Landlord. The rights and remedies of Landlord under this Lease shall be cumulative and in addition to any and all other rights and remedies which Landlord my have.

     SECTION 20.9. INABILITY TO PERFORM. In the event that either party shall be delayed or hindered in or prevented from the performance of any work or in performing any act required under this Lease by reason of any cause beyond the reasonable control of that party, then the performance of the work or the doing of the act shall be excused for the period of the delay and the time for performance shall be extended for a period equivalent to the period of the delay. The provisions of this Section shall not operate to excuse Tenant from the prompt payment of rent or from the timely performance of any other obligation under this Lease within Tenant's reasonable control.

     SECTION 20.10. ENTIRE AGREEMENT. This Lease and its exhibits and other attachments cover in full each and every agreement of every kind between the parties concerning the Premises, the Building, and the Project, and all preliminary negotiations, oral agreements, understandings and/or practices, except those contained in this Lease, are superseded and of no further effect. Tenant waives its rights to rely on any representations or promises made by Landlord or others which are not contained in this Lease. No verbal agreement or implied covenant shall be held to modify the provisions of this Lease, any statute, law, or custom to the contrary notwithstanding.

     SECTION 20.11. QUIET ENJOYMENT. Upon the observance and performance of all the covenants, terms and conditions on Tenant's part to be observed and performed, and subject to the other provisions of this Lease, Tenant shall peaceably and quietly hold and enjoy the Premises for the Term without hindrance or interruption by Landlord or any other person claiming by or through Landlord.

     SECTION 20.12. SURVIVAL. All covenants of Landlord or Tenant which reasonably would be intended to survive the expiration or sooner termination of this Lease, including without limitation any warranty or indemnity hereunder, shall so survive and continue to be binding upon and inure to the benefit of the respective parties and their successors and assigns.

                     ARTICLE XXI.  EXECUTION AND RECORDING

     SECTION 21.1. COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

     SECTION 21.2. CORPORATE AND PARTNERSHIP AUTHORITY. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of the corporation or partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the corporation or partnership, and that this Lease is binding upon the corporation or partnership in accordance with its terms. Tenant shall, at Landlord's request, deliver a certified copy of its board of directors' resolution or partnership agreement or certificate authorizing or evidencing the execution of this Lease.

     SECTION 21.3. EXECUTION OF LEASE; NO OPTION OR OFFER. The submission of this Lease to Tenant shall be for examination purposes only, and shall not constitute an offer to or option for Tenant to lease the Premises. Execution of this Lease by Tenant and its return to Landlord shall not be binding upon Landlord, notwithstanding any time interval, until Landlord has in fact executed and delivered this Lease to Tenant, it being intended that this Lease shall only become effective upon execution by Landlord and delivery of a fully executed counterpart to Tenant.

     SECTION 21.4. RECORDING. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant, upon the request of Landlord, shall execute and acknowledge a "short form" memorandum of this Lease for recording purposes.

     SECTION 21.5. AMENDMENTS. No amendment or termination of this Lease shall be effective unless in writing signed by authorized signatories of Tenant and Landlord, or by their respective successors in interest. No actions, policies, oral or informal arrangements, business dealings or other course of conduct by or between the parties shall be deemed to modify this Lease to any respect.

     SECTION 21.6. EXECUTED COPY. Any fully executed photocopy or similar reproduction of this Lease shall be deemed an original for all purposes.

     SECTION 21.7. EXHIBITS; REFERENCES. All exhibits, amendments, riders and addenda attached to this Lease are hereby incorporated into and made a part of this Lease.

                         ARTICLE XXII.  MISCELLANEOUS

     SECTION 22.1. NONDISCLOSURE OF LEASE TERMS. Tenant acknowledges and agrees that the terms of this Lease are confidential and constitute proprietary information of Landlord. Disclosure of the terms could adversely affect the ability of Landlord to negotiate other leases and impair Landlord's relationship with other tenants. Accordingly, Tenant Agrees that it, and its partners, officers, directors, employees and attorneys, shall not intentionally and voluntarily disclose the terms and conditions of this Lease to any other tenant or apparent prospective tenant of the Building or Project, either directly or indirectly, without the prior written consent of Landlord, provided, however, that Tenant may disclose the terms to prospective subtenants or assignees under this Lease.

     SECTION 22.2. GUARANTY. As a condition to the execution of this Lease by Landlord, the obligations, covenants and performance of the Tenant as herein provided shall be guaranteed in writing by the Guarantor(s) listed in Item 7 of the Basic Lease Provisions, if any, on a form of guaranty provided by Landlord.

     SECTION 22.3. CHANGES REQUESTED BY LENDER. If, in connection with obtaining financing for the Building, the lender shall request reasonable modifications in this Lease as a condition to the financing, Tenant will not unreasonably withhold or delay its consent, provided that the modifications do not materially increase the obligations of Tenant or materially and adversely affect the leasehold interest created by this Lease.

     SECTION 22.4. MORTGAGEE PROTECTION. No act or failure to act on the part of Landlord which would otherwise entitle Tenant to be relieved of its obligations hereunder or to terminate this Lease shall result in such a release or termination unless (a) Tenant has given notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Building whose address has been furnished to Tenant and (b) such beneficiary is afforded a reasonable opportunity to cure the default by Landlord (which in no event shall be less than sixty (60) days), including, if necessary to effect the cure, time to obtain possession of the Building by power of sale or judicial foreclosure provided that such foreclosure remedy is diligently pursued. Tenant agrees that each beneficiary of a deed of trust or mortgage covering the Building is an express third party beneficiary hereof, Tenant shall have no right or claim for the collection of any deposit from such beneficiary or from any purchaser at a foreclosure sale unless such beneficiary or purchaser shall have actually received and not refunded the deposit, and Tenant shall comply with any written directions by any beneficiary to pay rent due hereunder directly to such beneficiary without determining whether an event of default exists under such beneficiary's deed of trust.

     SECTION 22.5. COVENANTS AND CONDITIONS. All of the provisions of this Lease shall be construed to be conditions as well as covenants as though the words specifically expressing or imparting covenants and conditions were used in each separate provision.

     SECTION 22.6. DISCLOSURE STATEMENT. Tenant acknowledges that it has read, understands and, if applicable, shall comply with the provisions of Exhibit C to
                                                                    ---------
this Lease, if that Exhibit is attached.

     Section 22.7. SECURITY MEASURES. Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Project. Tenant assumes all responsibility for the protection of Tenant, its agents, invitees and property from acts of third parties. Nothing herein contained shall prevent Landlord, at its sole option, from providing security protection for the Project or any part thereof, in which event the cost thereof shall be included within the definition of Building Costs.



"LANDLORD"

                           IRVINE TECHNOLOGY PARTNERS II,
                           a California general partnership

                           By:  THE IRVINE COMPANY,
                                a Michigan corporation
                                Its General Partner



                                By: /s/ Michael T. Lutton
                                   ------------------------------------
                                   Michael T. Lutton, President
                                   Irvine Office & Industrial Company



                                By: /s/ Gary A. Vaccaro
                                   ------------------------------------  [SEAL]
                                   Gary A. Vaccaro
                                   VP, Financial Management
                                   Investment Properties Group



                           By:  KOLL TECHNOLOGY ASSOCIATES,
                                a California general partnership
                                Its General Partner

                                By: KOLL MANAGEMENT SERVICES,
                                    a Delaware corporation
                                    As Agent


                                    By: /s/ Jana Turner
                                       --------------------------------
                                       Jana Turner
                                       Senior Vice President



"TENANT"

                             Lantronix,
                           --------------------------------------------
                             a California corporation
                           --------------------------------------------

                           By: /s/ Brad Freeburg
                              -----------------------------------------
                           Title: President
                                 --------------------------------------

                           By: /s/ John Gollogly
                              -----------------------------------------
                           Title: V. P. Finance
                                 --------------------------------------

                           FIRST AMENDMENT TO LEASE
                           ------------------------



I.    PARTIES AND DATE.

      This First Amendment to Lease (the "First Amendment") dated August 10,
                                                                  ---------
1995, is by and between IRVINE TECHNOLOGY PARTNERS III, a California general
----
partnership ("Landlord"), and LANTRONIX, a California corporation ("Tenant").

II.   RECITALS.

      On June 28, 1993, Landlord and Tenant entered into a lease ("Lease") for
         -------------
space in a building located at 15355 Barranca Parkway, Suite 102, Irvine, California ("Premises").

      Landlord and Tenant each desire to modify the Lease to add the "First Right Space" comprising 23,622 rentable square feet as described in Article II,
Section 2.1(b) of the Lease, extend the Lease Term, adjust the Basic Rent, and make such other modifications as are set forth in "III. MODIFICATIONS" next below.

III.  MODIFICATIONS.

      A.  Basic Lease Provisions. The Basic Lease Provisions are hereby amended
          ----------------------
as follows:

            1.  Item 4 is hereby amended by adding the following:

                "Commencement Date for the First Right Space: July 13, 1995"

            2. Item 5 is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                "5. Lease Term: The Term of this Lease shall expire at midnight on July 31, 2000."

            3. Effective as of August 1, 1995, Item 6 shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                "6. Basic Rent: Twenty-Nine Thousand Eight Hundred Fifty-Four Dollars and Thirty Cents ($29,854.30) per month.
                                          ----------

                Basic Rent is subject to adjustment as follows:

                Commencing on November 1, 1995, the Basic Rent shall be Thirty Thousand Four Hundred Eighty-Five Dollars and Thirty Cents ($30,485.30) per month.

                Commencing on August 1, 1996, the Basic Rent shall be Thirty-Two Thousand Eight Dollars and Seventy-Four Cents ($32,008.74) per month.

                Commencing on August 1, 1997, the Basic Rent shall be Thirty-Three Thousand Seven Hundred Sixty-Seven Dollars and Forty Cents ($33,767.40) per month.

                Commencing on August 1, 1998, the Basic Rent shall be Thirty-Seven Thousand Nine Hundred Nine Dollars and Fifty-Six Cents ($37,909.56) per month.

                Commencing on August 1, 1999, the Basic Rent shall be Thirty-Nine Thousand Four Hundred Eighty-Four Dollars and Sixteen Cents ($39,484.16) per month."

            4. Effective as of July 13, 1995, Item 8 shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                "8. Floor Area of Premises: approximately 51,176 rentable square feet."

            5. Item 9 is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

                "9. Security Deposit: $28,224.50"
                                      -----------

            6. Effective as of July 13, 1995, Item 14 shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                "14. Vehicle Parking Spaces: Two Hundred Four (204)"

      B.    Basic Rent for the First Right Space. Tenant shall deliver the sum
            ------------------------------------
of Fourteen Thousand Nine Hundred Twenty-Seven Dollars and Fifteen Cents ($14,927.15) to Landlord concurrently with its execution and delivery of this First Amendment. Such payment represents the Basic Rent payable for the First Right Space for the period commencing July 13, 1995 and ending July 31, 1995.

      C.    Subordinate Right of First Offer. Article II, Section 2.1(b) of the
            --------------------------------
Lease entitled "Subordinate Right of First Offer" is hereby deleted in its entirety and nothing shall be substituted in lieu thereof.

     D.   Right to Extend this Lease. Section 3.1(b) of the Lease entitled
          --------------------------
"Right to Extend this Lease" is hereby deleted in its entirety and nothing shall be substituted in lieu thereof.

     E.   Security Deposit. Concurrently with Tenant's delivery of this First
          ----------------
Amendment, Tenant shall deliver the sum of Seventeen Thousand Seven Hundred Sixteen Dollars and Fifty Cents ($17,716.50) to Landlord, which sum shall be added to the Security Deposit presently being held by Landlord in accordance with Section 4.3 of the Lease.

     F.   Operating Expenses. Article IV, Section 4.2(g) of the Lease is hereby
          ------------------
deleted in its entirety and the following shall be substituted in lieu thereof:

          "(g) Original Premises. Notwithstanding any contrary provision
               -----------------
          hereinabove, Landlord hereby agrees that Tenant's proportionate share of Operating Expenses with respect to the original Premises leased hereunder, exclusive of costs for trash removal, and exterior common area electricity, shall not exceed Three Thousand Six Hundred Seventy-Seven Dollars and Ninety-Two Cents ($3,677.92) per month during the initial Expense Recovery Period expiring June 30, 1994. Landlord further agrees that Tenant's proportionate share of Operating Expenses shall not increase annually by more than seven percent (7%) per annum, on a compound and cumulative basis. However, the foregoing limitation shall exclude increases in property taxes, insurance and/or utilities to the extent in excess of seven percent (7%) over the prior Expense Recovery Period.

               First Right Space. Landlord agrees that Tenant's proportionate
               -----------------
          share of Operating Expenses with respect to the First Right Space shall not increase by more than ten percent (10%) per annum, on a compound and cumulative basis, over Tenant's share of the actual total Operating Expenses incurred by Landlord during the Expense Recovery Period ending June 30, 1996; provided, however, that the foregoing limitation shall exclude increases in property taxes, insurance and/or utilities to the extent in excess of the foregoing limitation."

     G.   Subleasing the First Right Space. It is understood that effective as
          --------------------------------
of July 13, 1995, Tenant shall be subleasing the First Right Space to Nortel. Notwithstanding any contrary provision in Article IX, Section 9.1(d)of the Lease, Landlord hereby agrees that it shall not be entitled to receive any profits from that sublease during the sixty (60) day period commencing July 13, 1995 and ending September 12, 1995. Thereafter, Landlord's entitlement to any such subleasing profits shall be determined in accordance with said Section 9.l(d).

     H.   Tenant Improvements. Landlord hereby agrees to complete the tenant
          -------------------
improvement work set forth in Exhibit X, Work Letter, attached hereto.

IV.  GENERAL.

     A.   Effect of Amendments. The Lease shall remain in full force and effect
          --------------------
except to the extent that it is modified by this Amendment.

     B.   Entire Agreement. This Amendment embodies the entire understanding
          ----------------
between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

     C.   Counterparts. If this Amendment is executed in counterparts, each is
          ------------
hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

     D.   Defined Terms. All words commencing with initial capital letters in
          -------------
this Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

     E.   Corporate and Partnership Authority. If Tenant is a corporation or
          -----------------------------------
partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     F.   Attorneys' Fees. The provisions of the Lease respecting payment of
          ---------------
attorneys' fees shall also apply to this Amendment.



V.   EXECUTION.

     Landlord and Tenant executed this Amendment on the date as set forth in "I. PARTIES AND DATE." above.

LANDLORD:                                    TENANT:

IRVINE TECHNOLOGY PARTNERS III,              LANTRONIX,
a California general partnership             a California corporation


By:  THE IRVINE COMPANY,
     a Michigan corporation                  By: /s/ Brad Freeburg
                                                ------------------------------
     Its General Partner
                                             Title: President
                                                   ---------------------------

     By: /s/ CW Barker
         ---------------------------------
         Clarence W. Barker, President
         Irvine Industrial Company,
         a division of The Irvine Company    By: /s/ John Gollogly
                                                ------------------------------

                                             Title:  V.P. Finance
                                                   ---------------------------
     By: /s/ John Tsu
        ----------------------------------
        John C. Tsu, Assistant Secretary

By:  KOLL TECHNOLOGY ASSOCIATES,
     a California general partnership
     Its General Partner

     By:  KOLL MANAGEMENT SERVICES,
          a Delaware corporation
          as Agent

          By:
             -----------------------
             Jana Turner
             Senior Vice President

                                   EXHIBIT X

                            INDUSTRIAL WORK LETTER

                               DOLLAR ALLOWANCE


The Tenant Improvement work (herein "Tenant Improvements") shall consist of any work, including work in place as of the date hereof, required to complete Suite 102 and the First Right Space (as described in the First Amendment) (collectively, the "Premises") pursuant to the Tenant's approved plans and specifications. All of the Tenant Improvement work shall be performed by a contractor selected by Landlord and in accordance with the procedures and requirements set forth below.

I.   ARCHITECTURAL AND CONSTRUCTION PROCEDURES.
     -----------------------------------------

  A. Tenant and Landlord have approved, or shall approve within the time period set forth below, both (i) a detailed space plan for the Premises, prepared by Landlord's architect, which includes interior partitions, ceilings interior finishes, interior doors, suite entrance, floor coverings, window coverings, lighting, electrical and telephone outlets, plumbing connections, heavy floor loads and other special requirements ("Preliminary Plan"), and (ii) an estimate, prepared by Landlord's contractor, of the cost for which Landlord will complete or cause to be completed the Tenant Improvements ("Preliminary Cost Estimate"). Tenant shall approve or disapprove each of the Preliminary Plan and the Preliminary Cost Estimate by signing copies of the appropriate instrument and delivering same to Landlord within five (5) days of its receipt by Tenant. If Tenant disapproves any matter, Tenant shall specify in detail the reasons for disapproval and Landlord shall attempt to modify the Preliminary Plan and the Preliminary Cost Estimate to incorporate Tenant's suggested revisions in a mutually satisfactory manner. Notwithstanding the foregoing, however, Tenant shall approve in all respects a Preliminary Plan and Preliminary Cost Estimate not later than September 1, 1995 ("Plan Approval Date"), it being understood that Tenant's failure to do so shall constitute a "Tenant Delay" for purposes of this Work Letter.

  B. On or before the Plan Approval Date, Tenant shall provide in writing to Landlord or Landlord's architect all specifications and information requested by Landlord for the preparation of final construction documents and costing, including without limitation Tenant's final selection of wall and floor finishes, complete specifications and locations (including load and HVAC requirements) of Tenant's equipment, and details of all "Non-Standard Improvements" (as defined below) to be installed in the Premises (collectively, "Programming Information"). Tenant's failure to provide the Programming Information by the Plan Approval Date shall constitute a Tenant Delay for purposes of this Work Letter. Tenant understands that final construction documents for the Tenant Improvements shall be predicated on the Programming Information, and accordingly that such information must be accurate and complete.

  C. Except as otherwise specified by Tenant and authorized herein, the Tenant Improvements shall incorporate Landlord's building standard materials and specifications ("Standards"). No deviations from the Standards may be required by Tenant with respect to doors and frames, finish hardware, entry graphics, the ceiling system, light fixtures and switches, mechanical systems, life and safety systems, and/or window coverings; provided that Landlord may, in its sole discretion, authorize in writing one or more of such deviations, in which event Tenant shall be solely responsible for the cost of replacing same with the applicable Standard item(s) upon the expiration or termination of the Lease. All other non-standard items ("Non-Standard Improvements") shall be subject to the reasonable prior approval of Landlord. Landlord shall in no event be required to approve any Non-Standard Improvement if Landlord determines that such improvement (i) is of a lesser quality than the corresponding Standard, (ii) fails to conform to applicable governmental requirements, (iii) requires building services beyond the level normally provided to other tenants, (iv) would delay construction of the Tenant Improvements and Tenant declines to accept such delay in writing as a Tenant Delay, or (v) would have an adverse aesthetic impact from the exterior of the Premises.

  D. Upon Tenant's approval of the Preliminary Plan and Preliminary Cost Estimate and delivery of the complete Programming Information, Landlord's architect and engineers shall prepare and deliver to Tenant working drawings and specifications ("Working Drawings and Specifications"), and Landlord's contractor shall prepare a final construction cost estimate ("Final Cost Estimate") for the Tenant Improvements in conformity with the Working Drawings and Specifications. Tenant shall have five (5) days from the receipt thereof to approve or disapprove the Working Drawings and Specifications and the Final Cost Estimate. Tenant shall not reasonably withhold or delay its approval, and any disapproved or requested modification shall be limited to items not contained in the approved Preliminary Plan or

                                   EXHIBIT X

     Preliminary Cost Estimate. In no event shall Tenant disapprove the Final Cost Estimate if it does not exceed the approved Preliminary Cost Estimate. Should Tenant disapprove the Working Drawings and Specifications and the Final Cost Estimate, such disapproval shall be accompanied by a detailed list of revisions. Any revision requested by Tenant and accepted by Landlord shall be incorporated into a revised set of Working Drawings and Specifications and Final Cost Estimate, and Tenant shall approve same in writing within five (5) days of receipt without further revision. Tenant's failure to comply in a timely manner with any of the requirements of this paragraph shall constitute a Tenant Delay. Without limiting the rights of Landlord for Tenant Delays as set forth herein, in the event Tenant has not approved both the Working Drawings and Specifications and the Final Cost Estimate within sixty (60) days following the date of the First Amendment, then Landlord may, at its option, elect to terminate the First Amendment by written notice to Tenant. In the event Landlord elects to effect such a termination, Tenant shall, within ten (10) days following demand by Landlord, pay to Landlord any costs incurred by Landlord in connection with the preparation or review of plans, construction estimates, price quotations, drawings or specifications under this Work Letter and for all costs incurred in the preparation and execution of the First Amendment, including any leasing commissions.

  E. In the event that Tenant requests in writing a revision in the approved Working Drawings and Specifications ("Change"), Landlord shall advise Tenant by written change order as soon as is practical of any increase in the Completion Cost and/or any Tenant Delay such Change would cause. Tenant shall approve or disapprove such change order in writing within two (2) days following its receipt from Landlord. Landlord shall have the right to decline Tenant's request for a change for any of the reasons set forth in
     Article II.C above for Landlord's disapproval of a Non-Standard Improvement. It is understood that Landlord shall have no obligation to interrupt or modify the Tenant Improvement work pending Tenant's approval of a change order.

  F. Notwithstanding any provision in the First Amendment or this Work Letter to the contrary, if Tenant fails to comply with any of the time periods specified in this Work Letter, fails otherwise to approve or reasonably disapprove any submittal within five (5) days, fails to approve in writing both the Preliminary Plan and Preliminary Cost Estimate for the Tenant Improvements by the Plan Approval Date, fails to provide all of the Programming Information requested by Landlord by the Plan Approval Date, fails to approve in writing the Working Drawings and Specifications and the Final Cost Estimate within the time provided herein, requests any Changes, furnishes inaccurate or erroneous specifications or other information, or otherwise delays in any marker the completion of the Tenant Improvements (including without limitation by specifying materials that are not readily available) (any of the foregoing being referred to in this Work Letter as a "Tenant Delay"), then Tenant shall bear any resulting additional construction cost or other expenses.

  G. Tenant hereby designates Bruce Dwyer, Telephone No. (714) 851-0111, as its representative, agent and attorney-in-fact for the purpose of receiving notices, approving submittals and issuing requests for Changes, and Landlord shall be entitled to rely upon authorizations and directives of such person(s) as if given directly by Tenant. Tenant may amend the designation of its construction representative(s) at any time upon delivery of written notice to Landlord.

II.  COST OF TENANT IMPROVEMENTS
     ---------------------------

  A. Landlord shall complete, or cause to be completed, the Tenant Improvements, at the construction cost shown in the approved Final Cost Estimate (subject to the provisions of this Work Letter), in accordance with final Working Drawings and Specifications approved by both Landlord and Tenant. Landlord shall pay towards the final construction costs ("Completion Cost") as incurred a maximum of Two Hundred Thousand Dollars ($200,000.00) ("Landlord's Contribution"), based on $3.90 per square foot of the Premises, and Tenant shall be fully responsible for the remainder ("Tenant's Contribution").

  B. The Completion Cost shall include all direct costs of Landlord in completing the Tenant Improvements, including but not limited to the following: (i) payments made to architects, engineers, contractors, subcontractors and other third party consultants in the performance of the work, (ii) salaries and fringe benefits of persons, if any, in the direct employ of Landlord performing any part of the construction work, (iii) permit fees and other sums paid to governmental agencies, (iv) costs of all materials incorporated into the work or used in connection with the work, and (v) keying and signage costs. The Completion Cost shall also include an administrative/supervision fee to be paid to Landlord's management agent for the Building in the amount of five percent (5%) of all such direct costs.

  C. Prior to start of construction of the Tenant Improvements, Tenant shall pay to Landlord in full the amount of the Tenant's Contribution set forth in the approved Final Cost Estimate. If the actual Completion Cost of the Tenant Improvements is greater than the Landlord's Contribution because of modifications or extras not reflected on the approved working drawings, or because of delays caused by Tenant, then Tenant shall be responsible for all such additional costs, including any additional architectural fee. The balance of any sums not otherwise paid by Tenant shall be due and

                                   EXHIBIT X
      payable within ten (10) days of Landlord's billing for same. If Tenant defaults in the payment of any sums due under this Work Letter, Landlord shall (in addition to all other remedies) have the same rights as in the case of Tenant's failure to pay rent under the Lease.

III.  TENANT IMPROVEMENTS DURING TENANT'S OCCUPANCY.
      ---------------------------------------------

      It is understood that the Tenant Improvements shall be done during Tenant's occupancy of the Premises. In this regard, Tenant agrees to assume any risk of injury, loss or damage which may result. Tenant further agrees that no rental abatement shall result while the Tenant Improvements are completed in the Premises.

IV.   TENANT IMPROVEMENT WORK BY TENANT.
      ----------------------------------

      Landlord shall permit Tenant to construct other improvements in the Premises, provided that any such work by Tenant shall be undertaken and prosecuted in accordance with Article VII, Section 7.3 of the Lease.

                                   EXHIBIT X

               Commencing on November 1, 1995, the Basic Rent shall be Thirty Thousand Four Hundred Eighty-Five Dollars and Thirty Cents ($30,485.30) per month.

               Commencing on August 1, 1996, the Basic Rent shall be Thirty-Two Thousand Eight Dollars and Seventy-Four Cents ($32,008.74) per month.

               Commencing on August 1, 1997, the Basic Rent shall be Thirty-Three Thousand Seven Hundred Sixty-Seven Dollars and Forty Cents ($33,767.40) per month.

               Commencing on August 1, 1998, the Basic Rent shall be Thirty-Seven Thousand Nine Hundred Nine Dollars and Fifty-Six Cents ($37,909.56) per month.

               Commencing on August 1, 1999, the Basic Rent shall be Thirty-Nine Thousand Four Hundred Eighty-Four Dollars and Sixteen Cents ($39,484.16) per month."

          4. Effective as of July 13, 1995, Item 8 shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               "8. Floor Area of Premises: approximately 51,176 rentable square feet."

          5. Item 9 is hereby deleted in its entirety and the following shall be substituted in lieu thereof:

               "9. Security Deposit: $28,224.50"
                                     ----------

          6. Effective as of July 13, 1995, Item 14 shall be deleted in its entirety and the following shall be substituted in lieu thereof:

               "14. Vehicle Parking Spaces: Two Hundred Four (204)"

     B.   Basic Rent for the First Riqht Space. Tenant shall deliver the sum of
          ------------------------------------
Fourteen Thousand Nine Hundred Twenty-Seven Dollars and Fifteen Cents ($14,927.15) to Landlord concurrently with its execution and delivery of this First Amendment. Such payment represents the Basic Rent payable for the First Right Space for the period commencing July 13, 1995 and ending July 31, 1995.

     C.   Subordinate Riqht of First Offer. Article II, Section 2.1(b) of the
          --------------------------------
Lease entitled "Subordinate Right of First Offer" is hereby deleted in its entirety and nothing shall be substituted in lieu thereof.

     D.   Riqht to Extend this Lease. Section 3.1(b) of the Lease entitled
          --------------------------
"Right to Extend this Lease" is hereby deleted in its entirety and nothing shall be substituted in lieu thereof.

     E.   Security Deposit. Concurrently with Tenant's delivery of this First
          ----------------
Amendment, Tenant shall deliver the sum of Seventeen Thousand Seven Hundred Sixteen Dollars and Fifty Cents ($17,716.50) to Landlord, which sum shall be
                                ------------
added to the Security Deposit presently being held by Landlord in accordance with Section 4.3 of the Lease.

     F.   Operating Expenses. Article IV, Section 4.2(g) of the Lease is hereby
          ------------------
deleted in its entirety and the following shall be substituted in lieu thereof:

          "(g) Original Premises. Notwithstanding any contrary provision
               -----------------
          hereinabove, Landlord hereby agrees that Tenant's proportionate share of Operating Expenses with respect to the original Premises leased hereunder, exclusive of costs for trash removal, and exterior common area electricity, shall not exceed Three Thousand Six Hundred Seventy-Seven Dollars and Ninety-Two Cents ($3,677.92) per month during the initial Expense Recovery Period expiring June 30, 1994. Landlord further agrees that Tenant's proportionate share of Operating Expenses shall not increase annually by more than seven percent (7%) per annum, on a compound and cumulative basis. However, the foregoing limitation shall exclude increases in property taxes, insurance and/or utilities to the extent in excess of seven percent (7%) over the prior Expense Recovery Period.

               First Riqht Space. Landlord agrees that Tenant's proportionate
               -----------------
          share of Operating Expenses with respect to the First Right Space shall not increase by more than ten percent (10%) per annum, on a compound and cumulative basis, over Tenant's share of the actual total Operating Expenses incurred by Landlord during the Expense Recovery Period ending June 30, 1996; provided, however, that the foregoing limitation shall exclude increases in property taxes, insurance and/or utilities to the extent in excess of the foregoing limitation."

     G.   Subleasing the First Riqht Space. It is understood that effective as
          --------------------------------
of July 13, 1995, Tenant shall be subleasing the First Right Space to Nortel. Notwithstanding any contrary provision in Article IX, Section 9.1(d) of the Lease, Landlord hereby agrees that it shall not be entitled to receive any profits from that sublease during the sixty (60) day period commencing July 13, 1995 and ending September 12, 1995. Thereafter, Landlord's entitlement to any such subleasing profits shall be determined in accordance with said Section 9.l(d).

     H.  Tenant Improvements. Landlord hereby agrees to complete the tenant
         -------------------
improvement work set forth in Exhibit X, Work Letter, attached hereto.

IV.  GENERAL.

     A. Effect of Amendments. The Lease shall remain in full force and effect
        --------------------
except to the extent that it is modified by this Amendment.

     B. Entire Agreement. This Amendment embodies the entire understanding
        ----------------
between Landlord and Tenant with respect to the modifications set forth in "III. MODIFICATIONS" above and can be changed only by a writing signed by Landlord and Tenant.

     C. Counterparts. If this Amendment is executed in counterparts, each is
        ------------
hereby declared to be an original; all, however, shall constitute but one and the same amendment. In any action or proceeding, any photographic, photostatic, or other copy of this Amendment may be introduced into evidence without foundation.

     D. Defined Terms. All words commencing with initial capital letters in this
        -------------
Amendment and defined in the Lease shall have the same meaning in this Amendment as in the Lease, unless they are otherwise defined in this Amendment.

     E. Corporate and Partnership Authority. If Tenant is a corporation or
        -----------------------------------
partnership, or is comprised of either or both of them, each individual executing this Amendment for the corporation or partnership represents that he or she is duly authorized to execute and deliver this Amendment on behalf of the corporation or partnership and that this Amendment is binding upon the corporation or partnership in accordance with its terms.

     F. Attorneys' Fees. The provisions of the Lease respecting payment of
        ---------------
attorneys' fees shall also apply to this Amendment.








V.  EXECUTION.

     Landlord and Tenant executed this Amendment on the date as set forth in "I. PARTIES AND DATE." above.

LANDLORD:                                    TENANT:

IRVINE TECHNOLOGY PARTNERS III,              LANTRONIX,
a California general partnership             a California corporation


By:  THE IRVINE COMPANY,
     a Michigan corporation                  By:   /s/ [ILLEGIBLE]
                                                --------------------
     Its General Partner
                                             Title:   President
                                                   ------------
           [Seal]


     By:   /s/ C.W Barker
         ------------------------------
       Clarence W. Barker, President
       Irvine Industrial Company,
       a division of The Irvine Company      By: /s/ [ILLEGIBLE]
                                                ------------------

                                             Title: /s/ [ILLEGIBLE]
                                                   ------------------
     By: /s/ John C. Tsu
        -------------------------------
       John C. Tsu, Assistant Secretary

By:  KOLL TECHNOLOGY ASSOCIATES,
     a California general partnership
     Its General Partner


     By:  KOLL MANAGEMENT SERVICES,
          a Delaware corporation
          as Agent



         By:
            ___________________________
            Jana Turner
            Senior Vice President

                                   EXHIBIT X

                             INDUSTRIAL WORK LETTER

                                DOLLAR ALLOWANCE


The Tenant Improvement work (herein "Tenant Improvements") shall consist of any work, including work in place as of the date hereof, required to complete Suite 102 and the First Right Space (as described in the First Amendment) (collectively, the "Premises") pursuant to the Tenant's approved plans and specifications. All of the Tenant Improvement work shall be performed by a contractor selected by Landlord and in accordance with the procedures and requirements set forth below.

I.   ARCHITECTURAL AND CONSTRUCTION PROCEDURES.
     -----------------------------------------

 A. Tenant and Landlord have approved, or shall approve within the time period set forth below, both (i) a detailed space plan for the Premises, prepared by Landlord's architect, which includes interior partitions, ceilings, interior finishes, interior doors, suite entrance, floor coverings, window coverings, lighting, electrical and telephone outlets, plumbing connections, heavy floor loads and other special requirements ("Preliminary Plan"), and (ii) an estimate, prepared by Landlord's contractor, of the cost for which Landlord will complete or cause to be completed the Tenant Improvements ("Preliminary Cost Estimate"). Tenant shall approve or disapprove each of the Preliminary Plan and the Preliminary Cost Estimate by signing copies of the appropriate instrument and delivering same to Landlord within five (5) days of its receipt by Tenant. If Tenant disapproves any matter. Tenant shall specify in detail the reasons for disapproval and Landlord shall attempt to modify the Preliminary Plan and the Preliminary Cost Estimate to incorporate Tenant's suggested revisions in a mutually satisfactory manner. Notwithstanding the foregoing, however, Tenant shall approve in all respects a Preliminary Plan and Preliminary Cost Estimate not later than September 1, 1995 ("Plan Approval Date"), it being understood that Tenant's failure to do so shall constitute a "Tenant Delay" for purposes of this Work Letter.

 B. On or before the Plan Approval Date, Tenant shall provide in writing to Landlord or Landlord's architect all specifications and information requested by Landlord for the preparation of final construction documents and costing, including without limitation Tenant's final selection of wall and floor finishes, complete specifications and locations (including load and HVAC requirements) of Tenant's equipment, and details of all "Non-Standard Improvements" (as defined below) to be installed in the Premises (collectively, "Programming Information"). Tenant's failure to provide the Programming Information by the Plan Approval Date shall constitute a Tenant Delay for purposes of this Work Letter. Tenant understands that final construction documents for the Tenant Improvements shall be predicated on the Programming Information, and accordingly that such information must be accurate and complete.

 C. Except as otherwise specified by Tenant and authorized herein, the Tenant Improvements shall incorporate Landlord's building standard materials and specifications ("Standards"). No deviations from the Standards may be required by Tenant with respect to doors and frames, finish hardware, entry graphics, the ceiling system, light fixtures and switches, mechanical systems, life and safety systems, and/or window coverings; provided that Landlord may, in its sole discretion, authorize in writing one or more of such deviations, in which event Tenant shall be solely responsible for the cost of replacing same with the applicable Standard item(s) upon the expiration or termination of the Lease. All other non-standard items ("Non-Standard Improvements") shall be subject to the reasonable prior approval of Landlord. Landlord shall in no event be required to approve any Non-Standard Improvement if Landlord determines that such improvement (i) is of a lesser quality than the corresponding Standard, (ii) fails to conform to applicable governmental requirements, (iii) requires building services beyond the level normally provided to other tenants, (iv) would delay construction of the Tenant Improvements and Tenant declines to accept such delay in writing as a Tenant Delay, or (v) would have an adverse aesthetic impact from the exterior of the Premises.

 D. Upon Tenant's approval of the Preliminary Plan and Preliminary Cost Estimate and delivery of the complete Programming Information, Landlord's architect and engineers shall prepare and deliver to Tenant working drawings and specifications ("Working Drawings and Specifications"), and Landlord's contractor shall prepare a final construction cost estimate ("Final Cost Estimate") for the Tenant Improvements in conformity with the Working Drawings and Specifications. Tenant shall have five (5) days from the receipt thereof to approve or disapprove the Working Drawings and Specifications and the Final Cost Estimate. Tenant shall not reasonably withhold or delay its approval, and any disapproval or requested modification shall be limited to items not contained in the approved Preliminary Plan or

                                   EXHIBIT X

     Preliminary Cost Estimate. In no event shall Tenant disapprove the Final Cost Estimate if it does not exceed the approved Preliminary Cost Estimate. Should Tenant disapprove the Working Drawings and Specifications and the Final Cost Estimate, such disapproval shall be accompanied by a detailed list of revisions. Any revision requested by Tenant and accepted by Landlord shall be incorporated into a revised set of Working Drawings and Specifications and Final Cost Estimate, and Tenant shall approve same in writing within five (5) days of receipt without further revision. Tenant's failure to comply in a timely manner with any of the requirements of this paragraph shall constitute a Tenant Delay. Without limiting the rights of Landlord for Tenant Delays as set forth herein, in the event Tenant has not approved both the Working Drawings and Specifications and the Final Cost Estimate within sixty (60) days following the date of the First Amendment, then Landlord may, at its option, elect to terminate the First Amendment by written notice to Tenant. In the event Landlord elects to effect such a termination, Tenant shall, within ten (10) days following demand by Landlord, pay to Landlord any costs incurred by Landlord in connection with the preparation or review of plans, construction estimates, price quotations, drawings or specifications under this Work Letter and for all costs incurred in the preparation and execution of the First Amendment, including any leasing commissions.

 E. In the event that Tenant requests in writing a revision in the approved Working Drawings and Specifications ("Change"), Landlord shall advise Tenant by written change order as soon as is practical of are increase in the Completion Cost and/or any Tenant Delay such Change would cause. Tenant shall approve or disapprove such change order in writing within two (2) days following its receipt from Landlord. Landlord shall have the right to decline Tenant's request for a Change for any of the reasons set forth in
     Article II.C above for Landlord's disapproval of a Non-Standard Improvement. It is understood that Landlord shall have no obligation to interrupt or modify the Tenant Improvement work pending Tenant's approval of a change order.

 F. Notwithstanding any provision in the First Amendment or this Work Letter to the contrary, if Tenant fails to comply with any of the time periods specified in this Work Letter, fails otherwise to approve or reasonably disapprove any submittal within five (5) days, fails to approve in writing both the Preliminary Plan and Preliminary Cost Estimate for the Tenant Improvements by the Plan Approval Date, fails to provide all of the Programming information requested by Landlord by the Plan Approval Date, fails to approve in writing the Working Drawings and Specifications and the Final Cost Estimate within the time provided herein, requests any Changes, furnishes inaccurate or erroneous specifications or other information, or otherwise delays in any marker the completion of the Tenant Improvements (including without limitation by specifying materials that are not readily available) (any of the foregoing being referred to in this Work Letter as a "Tenant Delay"), then Tenant shall bear any resulting additional construction cost or other expenses.

 G. Tenant hereby designates Bruce Dwyer, Telephone No. (714) 851-0111, as its representative, agent and attorney-in-fact for the purpose of receiving notices, approving submittals and issuing requests for Changes, and Landlord shall be entitled to rely upon authorizations and directives of such person(s) as if given directly by Tenant. Tenant may amend the designation of its construction representative(s) at any time upon delivery of written notice to Landlord.

II.  COST OF TENANT IMPROVEMENTS
     ---------------------------

 A. Landlord shall complete, or cause to be completed, the Tenant Improvements, at the construction cost shown in the approved Final Cost Estimate (subject to the provisions of this Work Letter), in accordance with final Working Drawings and Specifications approved by both Landlord and Tenant. Landlord shall pay towards the final construction costs ("Completion Cost") as incurred a maximum of Two Hundred Thousand Dollars ($200,000.00) ("Landlord's Contribution"), based on $3.90 per square foot of the Premises, and Tenant shall be fully responsible for the remainder ("Tenant's Contribution").

 B. The Completion Cost shall include all direct costs of Landlord in completing the Tenant Improvements, including but not limited to the following: (i) payments made to architects, engineers, contractors, subcontractors and other third party consultants in the performance of the work, (ii) salaries fringe benefits of persons, if any, in the direct employ of Landlord performing any part of the construction work, (iii) permit fees and other sums paid to governmental agencies, (iv) costs of all materials incorporated into the work or used in connection with the work, and iv) keying and signage costs. The Completion Cost shall also include an administrative/supervision fee to be paid to Landlord's management agent for the Building in the amount of five percent (5%) of all such direct costs.

 C. Prior to start of construction of the Tenant Improvements, Tenant shall pay to Landlord in full the amount of the Tenant's Contribution set forth in the approved Final Cost Estimate. If the actual Completion Cost of the Tenant Improvements is greater than the Landlord's Contribution because of modifications or extras not reflected on the approved working drawings, or because of delays caused by Tenant, then Tenant shall be responsible for all such ^^???^^ costs, including any additional architectural fee. The balance of any sums not otherwise paid by Tenant shall be ^^???^^

                                   EXHIBIT X
     payable within ten (10) days of Landlord's billing for same. If Tenant defaults in the payment of any sums due under this Work Letter, Landlord shall (in addition to all other remedies) have the same rights as in the case of Tenant's failure to pay rent under the Lease.

III. TENANT IMPROVEMENTS DURING TENANT'S OCCUPANCY.
     ---------------------------------------------

     It is understood that the Tenant Improvements shall be done during Tenant's occupancy of the Premises. In this regard, Tenant agrees to assume any risk of injury, loss or damage which may result. Tenant further agrees that no rental abatement shall result while the Tenant Improvements are completed in the Premises.

IV.  TENANT IMPROVEMENT WORK BY TENANT.
     ---------------------------------

     Landlord shall permit Tenant to construct other improvements in the Premises, provided that any such work by Tenant shall be undertaken and prosecuted in accordance with Article VII, Section 7.3 of the Lease.

                                   EXHIBIT X